Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/10 SF QR       Printed on recycled paper

2010

Third Quarter Report

September 30, 2010

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 10.9% for the third quarter of 2010, compared to 11.3% for the Standard & Poor’s 500 Index (S&P 500). For the nine months ended September 30, 2010, the Fund had a total return of 2.1%, compared to 3.9% for the S&P 500. At quarter end, the Fund had net assets of $40.1 billion with a cash position of 1.5%.

MARKET COMMENTARY

Corporate earnings continue to be very strong, and yet equity valuations remain low. For example, the S&P 500 price-to-earnings (P/E) multiple is a modest 14 times forward1 earnings. More than one year into the economic recovery, high unemployment, soft housing prices, and high levels of consumer debt continue to dampen personal consumption in the United States. Weak ten-year equity market returns, continued volatility, and an uncertain macroeconomic outlook have all played a role in investors’ recent flight to bonds. As a result, 10-year U.S. Treasuries yielded 2.5% at quarter end, which is very low relative to historical levels. In comparison, the S&P 500 dividend yield of 2.0% is the closest it has been to the 10-year Treasury yield in 50 years. Starting valuations matter. Coupled with rising earnings, healthy free cash flow, and strong balance sheets, the market’s low valuation today makes the long-term prospects for investing in select equities attractive.

INVESTMENT STRATEGY

Emphasis on Technology

One hallmark of our enduring investment philosophy is to maintain a diversified portfolio in the Fund. Currently, the Fund holds 79 companies in nine of the ten major economic sectors. In the Information Technology sector, the Fund holds 17 companies, representing 21% of the Fund at quarter end, compared to 19% for the S&P 500. Each was purchased based on comparing its long-term earnings prospects to current valuation, yet there are some common threads to these investments.

For instance, each company benefits from and is challenged by Moore’s Law. Named for Intel co-founder Gordon Moore, Moore’s Law describes the trend that the number of transistors on a computer chip (which drive speed) will double every two years. For 40 years, this increase in computing speed has reduced the cost of computing and communications, resulting in cheaper, better, and faster products, spurring tremendous growth. There is a current debate as to whether this rate of growth can continue as parts of the Information Technology sector mature. However, the potential for innovation and growth remains, and the valuations of many technology companies do not reflect those growth prospects.

Many of the technology companies in the Fund generate strong free cash flows and have healthy balance sheets, allowing them to invest for future growth and return cash to shareholders through share repurchases or dividends. For these reasons and the low expectations implicit in its valuation, Hewlett-Packard2 (H-P) was the largest position in the Fund at quarter end.

Hewlett-Packard

The Fund has held H-P periodically for much of the Fund’s 45-year existence. The current position was established in July 2001, and it has been a significant contributor to the Fund’s performance during the past nine years. H-P is the largest technology firm in the world by revenue. With more than 300,000 employees and more than 65% of its $123 billion in annual revenues coming from outside the United States, it is a global leader in a number of key areas, including printers, personal computers, servers, enterprise servers and storage, and IT services.

H-P’s stock performed poorly in the third quarter, primarily due to concerns surrounding a sudden management change. Mark Hurd (CEO for past five years) was replaced by the Board for reasons unrelated to the company’s operating performance. We added to the Fund’s position in the third quarter following the drop in price and additional due diligence on the company’s underlying fundamentals. We concluded that the company’s long-term opportunities remained intact and there was not a significant change to the key risks faced by the company. H-P has a deep management team and strong competitive positions; in fact, it has increased share in many of its markets during the past few years. Management plans to reduce the company’s cost structure

PAGE 1 ▪ DODGE & COX STOCK FUND

by several billion dollars during the next four years. H-P has historically made extensive R&D investments and has strong intellectual property assets relative to its peers, which we think should help fuel future growth. The company has a low valuation (eight times forward earnings), healthy free cash flow, and a strong balance sheet. It is inexpensive relative to its history, relative to competitors, and relative to the S&P 500.

IN CLOSING

Current valuations provide an attractive entry point for equity investors. And several factors augur well for the earnings prospects of companies in the Fund. Balance sheets are flush with cash. Management teams have trimmed cost structures. Companies continue to invest in research and development. Earnings from companies in the S&P 500 are expected to approach or surpass prior pre-recession peak earnings next year. Global trade is healthy, and the continued spread of technology to the billions of people in the developing world should lead to long-term gains in productivity and output. When we combine these factors and the market’s current low valuation, the range of outcomes over the longer term appears compelling.

Realizing returns requires patience and continued diligence in assessing the growth prospects of current and potential investment opportunities in relation to valuation.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

October 25, 2010

[1]	Forward earnings are estimated.
[2]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.

THIRD QUARTER PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 0.5 percentage points during the quarter.

Key Detractors from Relative Results

▪	Weak relative returns in the Energy sector (up 10% versus up 13% for the S&P 500 sector) hurt results. Occidental Petroleum was up, but only 2%.
▪	Lower relative returns in the Financials sector (up 3% versus up 4% for the S&P 500 sector) detracted. BB&T (down 8%), Wells Fargo (down 2%), and Capital One (down 2%) lagged.
▪	Weak relative returns in the Consumer Discretionary sector (up 12% versus up 15% for the S&P 500 sector) had a negative impact on returns. Time Warner Cable (up 4%) lagged.
▪	Additional detractors included Cemex (down 12%), Medtronic (down 7%), and Hewlett-Packard (down 3%).

Key Contributors to Relative Results

▪

Returns in the Information Technology sector (up 15% versus up 12% for the S&P 500 sector) contributed to results. Citrix Systems (up 60% to date of sale), Motorola (up 31%), Xerox (up 29%), and eBay (up 24%) helped.

▪	Returns in the Health Care sector (up 12% versus up 9% for the S&P 500 sector) had a positive impact. Pfizer (up 22%), Novartis (up 19%), and GlaxoSmithKline (up 18%) were strong performers.
▪	Returns in the Consumer Staples sector (up 18% versus up 11% for the S&P 500 sector) also contributed. Walgreen, up 26%, rebounded from a weak return in the second quarter.
▪	Additional contributors included Liberty Media Interactive (up 31%), FedEx (up 22%), Chevron (up 21%), and Vodafone (up 20%).

DODGE & COX STOCK FUND ▪ PAGE 2

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our web site, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our web site. There you will find Fund characteristics, holdings, performance, commentary, and more.

We have been monitoring trends in the industry concerning e-delivery of regulatory documents and eco-friendly methods of communicating, with the goal of maintaining a low expense ratio for the Fund. With these concepts in mind, we have decided to cease production on the First and Third Quarter Shareholder Reports beginning in 2011.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

Key Characteristics of Dodge & Cox

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 25 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three-to-five year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2010

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	6.64%	-1.46%	5.44%	11.39%
S&P 500	10.16	0.64	-0.43	9.05

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	September 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$97.16
Total Net Assets (billions)	$40.1
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	7%
30-Day SEC Yield(a)	1.23%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	79	500
Median Market Capitalization (billions)	$19	$10
Weighted Average Market Capitalization (billions)	$60	$81
Price-to-Earnings Ratio(b)	11.3x	14.2x
Foreign Stocks(c)	19.5%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	4.5%
Schlumberger, Ltd.	3.5
Comcast Corp.	3.4
Novartis AG (Switzerland)	3.2
Capital One Financial Corp.	3.2
General Electric Co.	3.2
Merck & Co., Inc.	3.1
Wells Fargo & Co.	3.0
GlaxoSmithKline PLC (United Kingdom)	2.7
Motorola, Inc.	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Information Technology	21.0%	18.8%
Health Care	19.8	11.6
Consumer Discretionary	17.4	10.4
Financials	15.3	15.7
Energy	9.2	10.9
Industrials	7.6	10.8
Telecommunication Services	3.3	3.2
Materials	2.5	3.7
Consumer Staples	2.4	11.3
Utilities	0.0	3.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS: 98.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.4%
CONSUMER DURABLES & APPAREL: 2.5%
Panasonic Corp. ADR(b) (Japan)	28,633,474	$388,842,577
Sony Corp. ADR(b) (Japan)	20,052,850	620,034,122

		1,008,876,699
MEDIA: 11.2%
Comcast Corp., Class A	75,445,997	1,364,063,626
DIRECTV, Class A(a)	1,897,950	79,011,658
DISH Network Corp., Class A(a)	7,997,684	153,235,625
Interpublic Group of Companies, Inc.(a)	18,421,293	184,765,569
Liberty Global, Inc., Series A(a)	764,210	23,545,310
Liberty Global, Inc., Series C(a)	1,301,653	39,778,516
News Corp., Class A	74,403,526	971,710,050
Time Warner Cable, Inc.	11,952,852	645,334,479
Time Warner, Inc.	33,522,732	1,027,471,736

		4,488,916,569
RETAILING: 3.7%
CarMax, Inc.(a)	9,007,200	250,940,592
Home Depot, Inc.	17,791,070	563,621,098
Liberty Interactive, Series A(a)	32,023,375	439,040,471
Macy’s, Inc.	9,489,292	219,107,752

		1,472,709,913

		6,970,503,181
CONSUMER STAPLES: 2.4%
FOOD & STAPLES RETAILING: 2.1%
Wal-Mart Stores, Inc.	8,022,950	429,388,284
Walgreen Co.	12,113,775	405,811,463

		835,199,747
FOOD, BEVERAGE & TOBACCO: 0.3%
Diageo PLC ADR(b) (United Kingdom)	1,650,000	113,866,500

		949,066,247
ENERGY: 9.2%
Baker Hughes, Inc.	13,136,850	559,629,810
Chevron Corp.	8,580,680	695,464,114
Occidental Petroleum Corp.	11,323,100	886,598,730
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,712,564	159,471,638
Schlumberger, Ltd.	22,352,312	1,377,125,942

		3,678,290,234
FINANCIALS: 15.3%
BANKS: 5.5%
BB&T Corp.	12,462,844	300,105,284
HSBC Holdings PLC ADR(b) (United Kingdom)	5,829,229	294,900,695
SunTrust Banks, Inc.	8,225,565	212,466,344
U.S. Bancorp	8,300,000	179,446,000
Wells Fargo & Co.	48,362,841	1,215,358,194

		2,202,276,517

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 7.7%
Bank of New York Mellon Corp.	26,451,139	$691,168,262
Capital One Financial Corp.(c)	32,243,611	1,275,234,815
Charles Schwab Corp.	24,100,000	334,990,000
Credit Suisse Group AG ADR(b) (Switzerland)	2,167,900	92,265,824
Goldman Sachs Group, Inc.	1,480,000	213,978,400
Legg Mason, Inc.	5,656,700	171,454,577
SLM Corp.(a),(c)	26,185,882	302,446,937

		3,081,538,815
INSURANCE: 2.1%
AEGON NV(a),(b) (Netherlands)	50,208,841	300,750,958
Genworth Financial, Inc., Class A(a)	6,767,660	82,700,805
Loews Corp.	3,608,000	136,743,200
The Travelers Companies, Inc.	5,981,750	311,649,175

		831,844,138

		6,115,659,470
HEALTH CARE: 19.8%
HEALTH CARE EQUIPMENT & SERVICES: 3.1%
Boston Scientific Corp.(a)	69,969,500	428,913,035
CareFusion Corp.(a)	8,284,875	205,796,295
Covidien PLC(b) (Ireland)	5,263,291	211,531,665
Medtronic, Inc.	5,257,800	176,556,924
WellPoint, Inc.(a)	3,724,910	210,978,903

		1,233,776,822
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.7%
Amgen, Inc.(a)	18,861,300	1,039,446,243
Gilead Sciences, Inc.(a)	1,740,292	61,971,798
GlaxoSmithKline PLC ADR(b) (United Kingdom)	27,824,300	1,099,616,336
Merck & Co., Inc.	33,405,500	1,229,656,455
Novartis AG ADR(b) (Switzerland)	22,446,300	1,294,478,121
Pfizer, Inc.	60,512,864	1,039,005,875
Sanofi-Aventis ADR(b) (France)	28,592,902	950,713,991

		6,714,888,819

		7,948,665,641
INDUSTRIALS: 7.6%
CAPITAL GOODS: 4.5%
Eaton Corp.	3,082,800	254,300,172
General Electric Co.	78,198,175	1,270,720,343
Tyco International, Ltd.(b) (Switzerland)	8,260,775	303,418,266

		1,828,438,781
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Dun & Bradstreet Corp.	843,035	62,502,615
Pitney Bowes, Inc.	10,286,950	219,934,991

		282,437,606

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.4%
FedEx Corp.	11,133,599	$951,922,715

		3,062,799,102
INFORMATION TECHNOLOGY: 21.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.1%
Maxim Integrated Products, Inc.(c)	23,348,800	432,186,288
SOFTWARE & SERVICES: 7.6%
AOL, Inc(a),(c)	7,655,722	189,479,120
BMC Software, Inc.(a)	8,020,940	324,687,651
Cadence Design Systems, Inc.(a),(c)	23,282,600	177,646,238
Computer Sciences Corp.	6,239,152	287,000,992
Compuware Corp.(a),(c)	22,088,112	188,411,595
EBay, Inc.(a)	27,473,300	670,348,520
Electronic Arts, Inc.(a),(c)	21,261,177	349,321,138
Symantec Corp.(a)	34,200,000	518,814,000
Synopsys, Inc.(a),(c)	14,402,369	356,746,680

		3,062,455,934
TECHNOLOGY, HARDWARE & EQUIPMENT: 12.3%
Hewlett-Packard Co.	42,353,595	1,781,815,742
Molex, Inc.	2,547,600	53,321,268
Molex, Inc., Class A	8,724,330	152,501,288
Motorola, Inc.(a),(c)	128,758,711	1,098,311,805
Nokia Corp. ADR(b) (Finland)	34,508,500	346,120,255
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	28,320,500	310,675,885
Tyco Electronics, Ltd.(b) (Switzerland)	16,189,775	473,065,225
Xerox Corp.(c)	66,842,082	691,815,549

		4,907,627,017

		8,402,269,239
MATERIALS: 2.5%
Cemex SAB de CV ADR(a),(b) (Mexico)	16,751,062	142,384,027
Domtar Corp.	1,470,959	94,994,532
Dow Chemical Co.	25,186,845	691,630,764
Vulcan Materials Co.	2,546,548	94,018,552

		1,023,027,875
TELECOMMUNICATION SERVICES: 3.3%
Sprint Nextel Corp.(a)	131,825,739	610,353,172
Vodafone Group PLC ADR(b) (United Kingdom)	28,500,400	707,094,924

		1,317,448,096

TOTAL COMMON STOCKS (Cost $40,094,207,065)		$39,467,729,085

SHORT-TERM INVESTMENTS: 1.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$120,604,851	$120,604,851
REPURCHASE AGREEMENT: 0.7%
Fixed Income Clearing Corporation(d) 0.22%, 10/1/10, maturity value $300,467,836	300,466,000	300,466,000

TOTAL SHORT-TERM INVESTMENTS (Cost $421,070,851)		$421,070,851

TOTAL INVESTMENTS (Cost $40,515,277,916)	99.5%	$39,888,799,936
OTHER ASSETS LESS LIABILITIES	0.5%	189,589,244

NET ASSETS	100.0%	$40,078,389,180

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(d)

Repurchase agreement is collateralized by Fannie Mae 1.71%-2.625%, 1/27/14-11/20/14; Federal Farm Credit Bank 2.375%, 4/28/14; Federal Home Loan Bank 0.00%, 8/15/11; and Freddie Mac 2.50%, 4/23/14. Total collateral value is $306,475,433.

ADR: American Depositary Receipt

DODGE & COX STOCK FUND ▪ PAGE 6

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$39,467,729,085	$—	$—
Short-term Investments
Money Market Fund	120,604,851	—	—
Repurchase Agreement	—	300,466,000	—

Total	$39,588,333,936	$300,466,000	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2010, the cost of investments for federal income tax purposes was $40,578,120,340. Net unrealized depreciation aggregated $689,320,404, of which $5,425,589,551 represented appreciated securities and $6,114,909,955 represented depreciated securities.

PAGE 7 ▪ DODGE & COX STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2010. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AOL, Inc.	6,075,118	1,580,604	—	7,655,722	$—	(b)	$189,479,120
Cadence Design Systems, Inc.	23,282,600	—	—	23,282,600	—	(b)	177,646,238
Capital One Financial Corp.	31,943,611	300,000	—	32,243,611	4,821,542		1,275,234,815
Citrix Systems, Inc.	11,327,022	—	(11,327,022)	—	—	(b)	—
Compuware Corp.	22,088,112	—	—	22,088,112	—	(b)	188,411,595
Electronic Arts, Inc.	11,161,177	10,100,000	—	21,261,177	—	(b)	349,321,138
Maxim Integrated Products, Inc.	23,348,800	—	—	23,348,800	14,242,768		432,186,288
Motorola, Inc.	129,758,711	2,000,000	(3,000,000)	128,758,711	—	(b)	1,098,311,805
SLM Corp.	26,185,882	—	—	26,185,882	—	(b)	302,446,937
Synopsys, Inc.	10,122,369	4,280,000	—	14,402,369	—	(b)	356,746,680
Xerox Corp.	67,997,300	844,782	(2,000,000)	66,842,082	8,692,365		—	(c)

					$27,756,675		$4,369,784,616

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Other. For more information please see the Fund’s most recent Prospectus and Semi-Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX STOCK FUND ▪ PAGE 8

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DODGE & COX STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/10 GSF QR       Printed on recycled paper

2010

Third Quarter Report

September 30, 2010

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 15.0% for the third quarter of 2010, compared to 13.8% for the MSCI World Index. For the nine months ended September 30, 2010, the Fund had a total return of 3.9%, compared to 2.6% for the MSCI World. At quarter end, the Fund had net assets of $1.5 billion with a cash position of 3.5%.

MARKET COMMENTARY

Equity markets rebounded this quarter, largely reversing declines experienced in the second quarter, as concerns about the developed world economy falling back into recession faded. In Europe, the Committee of European Banking Supervisors released the results of their stress tests of 91 banks, which showed that the banking system is more resilient than expected. In the United States, an increase in private sector jobs, stabilizing housing activity, and the prospect of extended monetary support from the Federal Reserve assuaged fears of a double-dip recession. In China, strong industrial production data contributed to optimism that the second largest economy in the world could maintain its high growth rate.

Despite these positive data points, unemployment remains high and growing fiscal deficits are adding to existing concerns about the health of many sovereign balance sheets in the developed world. These factors have fostered a large sense of uncertainty about economic prosperity. As a result, investors have placed a premium on assets that provide a perceived sense of security. For example, bond funds have received record levels of inflows over the past year, and the 10-year U.S. Treasury bond yielded only 2.5% at quarter end. Conversely, investor appetite for equities, which are inherently more unpredictable, has fallen.

INVESTMENT STRATEGY

We believe this is not the time to be pessimistic about future equity returns. Valuations are low, providing an excellent starting point for potentially attractive long-term returns. The MSCI World currently trades at 12.1 times forward1 earnings, while the Fund trades at a forward price-to-earnings ratio of 10.9 times. Earnings growth and low starting valuations provide the conditions for potentially attractive returns in the future.

The market is presenting many opportunities to become part-owners of excellent businesses that are attractively valued and can grow earnings and cash flow over our long-term investment horizon. In particular, technology, media, and telecom (TMT) is a compelling segment of the market. At quarter end, TMT comprised 28% of the Fund, compared to 19% for the MSCI World. Each of the companies in the TMT area of the Fund has been identified using our research-intensive, bottom-up investment approach. Below we highlight three holdings from this area.

Naspers

A media company based in South Africa, Naspers2 was a 2.2% holding in the Fund at quarter end. The company has a unique business franchise comprised of two parts. First, the company operates leading pay-TV and magazine/newspaper businesses in Africa, which account for the majority of its revenue and cash flow. Second, Naspers owns an impressive portfolio of emerging market Internet investments. Characterized by strong market positions, entrepreneurial management teams, and attractive growth prospects, these investments include Tencent, the largest Internet company in China; Allegro, the leading e-commerce business in Central and Eastern Europe; DST, a leading Internet company in Russia; and BuscaPé, a leading e-commerce platform in Latin America. This portfolio was built up over the past decade by the existing management team, which has a track record of creating value through shrewd investments and partnerships. Risks facing the company include competitive threats in the Internet business and regulatory restrictions in the pay-TV business, given the strength of its competitive positioning. We think the company can grow its earnings at an attractive rate over the next five years, as higher pay-TV penetration and Internet usage could lead to healthy sales growth and improved profit margins. Ascribing current market prices or estimated values to the company’s Internet portfolio suggests that the core assets are valued very inexpensively.

Telekomunikasi Indonesia

PT Telekomunikasi Indonesia (TLK) is the dominant provider of telecom services in Indonesia and was a 0.8%

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

position in the Fund at quarter end. TLK is the country’s main fixed-line provider, and owns a 65% stake in Telkomsel, the country’s leading wireless provider with over 50% market share. The company has a strong franchise in an attractive and growing market, multiple drivers of earnings growth, and a reasonable valuation. Indonesia is the fourth most populous nation in the world and is expected to add the largest number of people to its ranks after China and India over the next decade. It is expected to have strong real GDP growth and currently has a low wireless penetration rate relative to global peers. These factors should contribute to growth in the company’s subscriber base and revenues. Risks include high inflation, a declining fixed-line business, and any adverse changes to what is currently a stable competitive and regulatory environment. However, the management team continues to reduce headcount in the fixed-line business and has demonstrated a commitment to improving profitability. In addition, earnings and cash flow should continue to expand from a reduced corporate tax rate and lower capital spending. At 14 times forward earnings, we think the company’s valuation is very reasonable in relation to its growth prospects. TLK also pays an attractive regular dividend, currently yielding 3%.

Hewlett-Packard

Hewlett-Packard (H-P) is the largest technology firm in the world by revenue and was a 2.7% position in the Fund at quarter end. With more than 300,000 employees and 65% of its $123 billion in annual revenues coming from outside the United States, it is a global leader in a number of key areas, including printers, personal computers, servers, enterprise servers and storage, and IT services. H-P’s stock performed poorly in the third quarter, primarily due to concerns surrounding a sudden management change. Mark Hurd (CEO for the past five years) was replaced by the Board for reasons unrelated to the company’s operating performance. We added to the Fund’s position in the third quarter following the drop in price and additional due diligence on the company’s underlying fundamentals. We concluded that the company’s long-term opportunities remained intact, and there was not a significant change to the key risks faced by the company. H-P has a deep management team and strong competitive positions; in fact, it has increased share in many of its markets during the past few years. Management plans to reduce the company’s cost structure by several billion dollars during the next four years. H-P has historically made extensive R&D investments and has strong intellectual property assets relative to its peers, which we think should help fuel future growth. The company has a low valuation (eight times forward earnings), healthy free cash flow, and a strong balance sheet. It is inexpensive relative to its history, relative to competitors, and relative to the MSCI World.

IN CLOSING

Current valuations provide an attractive entry point for equity investors, and several factors augur well for the earnings prospects of companies in the Fund. Balance sheets are flush with cash. Management teams have trimmed cost structures. Many companies continue to make inroads in the emerging markets and to invest in research and development. Global trade is healthy, and the continued spread of technology to the billions of people in the developing world should lead to long-term gains in productivity and output. In combination, we believe these factors set the stage for potentially compelling returns from equities over the longer term. Our global research efforts continue to be focused on identifying and realizing these opportunities on behalf of the Fund’s shareholders.

We thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

October 25, 2010

[1]	Forward earnings are estimated.
[2]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 1.2 percentage points during the quarter.

Key Contributors to Relative Results

▪

Returns in the Telecommunication Services sector (up 28% versus up 20% for the MSCI World sector), combined with a higher average weighting (6% versus 4%), had a positive impact. MTN Group (up 39%), Telefonica (up 34%), and Vodafone (up 20%) helped.

▪

Returns from holdings in the Consumer Discretionary sector (up 21% versus up 17% for the MSCI World sector), combined with a higher average weighting (14% versus 10%), contributed. Naspers (up 45%), BMW (up 43%), and Net Servicos (up 37%) were strong performers.

▪	Strong returns in the Consumer Staples sector (up 26% versus up 12% for the MSCI World sector) helped. Anadolu Efes (up 33%) was a notable contributor.
▪	Additional contributors included Arkema (up 45% to date of sale), Kasikornbank (up 40%), ICICI Bank (up 38%), and Domtar (up 32%).

Key Detractors from Relative Results

▪

Lower relative returns from holdings in the Financials sector (up 11% versus up 12% for the MSCI World sector), combined with a higher average weighting (24% versus 21%), hurt results. BB&T (down 8%) and Capital One (down 2%) were notable detractors.

▪	Relative returns in the Energy sector (up 13% versus up 16% for the MSCI World sector) had a negative effect.
▪

The Health Care sector was one of the weaker sectors of the market. Therefore, the Fund’s higher average weighting (17% versus 10% for the MSCI World sector) detracted from relative results. Roche (down 1%) was a notable detractor.

▪	Additional detractors included Cemex (down 12%) and Hewlett-Packard (down 3%).

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our web site, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our web site. There you will find Fund characteristics, holdings, performance, commentary, and more.

We have been monitoring trends in the industry concerning e-delivery of regulatory documents and eco-friendly methods of communicating, with the goal of maintaining a low expense ratio for the Fund. With these concepts in mind, we have decided to cease production on the First and Third Quarter Shareholder Reports beginning in 2011.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

Key Characteristics of Dodge & Cox

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 19 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three-to-five year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2010

	1 Year	Since Inception (05/01/08)
Dodge & Cox Global Stock Fund	7.51%	-7.24%
MSCI World Index	6.76	-7.60

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The MSCI World is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	September 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$8.22
Total Net Assets (billions)	$1.5
2009 Expense Ratio(a)	0.74%
Expense Ratio (1/1/10 to 6/30/10, annualized)	0.71%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	6%
30-Day SEC Yield(b)	1.26%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	97	1,656
Median Market Capitalization (billions)	$25	$7
Weighted Average Market Capitalization (billions)	$54	$60
Price-to-Earnings Ratio(c)	10.9x	12.1x
Countries Represented	24	24
Emerging Markets (Brazil, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	13.3%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co. (United States)	2.7%
Vodafone Group PLC (United Kingdom)	2.5
Sanofi-Aventis (France)	2.4
General Electric Co. (United States)	2.4
Novartis AG (Switzerland)	2.3
Naspers, Ltd. (South Africa)	2.2
GlaxoSmithKline PLC (United Kingdom)	2.1
Roche Holding AG (Switzerland)	2.1
Merck & Co., Inc. (United States)	2.0
Bank of New York Mellon Corp. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI World
United States	40.2%	48.1%
Europe (excluding United Kingdom)	30.4	20.4
United Kingdom	9.5	10.1
Japan	5.1	9.8
Pacific (excluding Japan)	4.5	6.1
Latin America	3.6	0.0
Africa/Middle East	3.2	0.4
Canada	0.0	5.1

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	23.3%	20.5%
Health Care	17.4	9.8
Consumer Discretionary	13.5	10.2
Information Technology	12.4	11.6
Industrials	8.2	11.1
Telecommunication Services	6.6	4.4
Energy	6.2	10.2
Materials	5.6	7.7
Consumer Staples	3.3	10.3
Utilities	0.0	4.2

(a)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS: 94.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.5%
AUTOMOBILES & COMPONENTS: 2.3%
Bayerische Motoren Werke AG (Germany)	192,600	$13,530,406
Yamaha Motor Co., Ltd.(a) (Japan)	1,332,400	19,983,350

		33,513,756
CONSUMER DURABLES & APPAREL: 2.1%
LG Electronics, Inc. (South Korea)	121,800	10,265,604
Panasonic Corp. (Japan)	544,300	7,383,612
Sony Corp. (Japan)	398,000	12,310,502

		29,959,718
MEDIA: 6.0%
Comcast Corp., Class A (United States)	1,055,200	19,078,016
Grupo Televisa SA ADR (Mexico)	253,800	4,801,896
Naspers, Ltd. (South Africa)	653,600	31,937,561
News Corp., Class A (United States)	467,445	6,104,832
Television Broadcasts, Ltd. (Hong Kong)	957,900	5,440,583
Time Warner Cable, Inc. (United States)	187,971	10,148,554
Time Warner, Inc. (United States)	350,266	10,735,653

		88,247,095
RETAILING: 2.1%
Home Depot, Inc. (United States)	256,200	8,116,416
Liberty Interactive, Series A(a) (United States)	806,557	11,057,896
Macy’s, Inc. (United States)	496,500	11,464,185

		30,638,497

		182,359,066
CONSUMER STAPLES: 3.3%
FOOD & STAPLES RETAILING: 1.1%
Walgreen Co. (United States)	467,800	15,671,300
FOOD, BEVERAGE & TOBACCO: 2.2%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,422,600	22,213,040
Diageo PLC ADR (United Kingdom)	144,000	9,937,440

		32,150,480

		47,821,780
ENERGY: 4.9%
Baker Hughes, Inc. (United States)	247,387	10,538,686
Chevron Corp. (United States)	99,100	8,032,055
OAO Lukoil ADR (Russia)	150,600	8,559,366
Occidental Petroleum Corp. (United States)	155,425	12,169,778
Royal Dutch Shell PLC ADR (United Kingdom)	137,400	8,285,220
Schlumberger, Ltd. (United States)	381,800	23,522,698

		71,107,803
FINANCIALS: 23.3%
BANKS: 10.8%
Bangkok Bank PCL NVDR (Thailand)	1,505,300	7,727,040
Bank of Yokohama, Ltd. (Japan)	1,306,200	6,113,644

	SHARES	VALUE
Barclays PLC (United Kingdom)	4,504,700	$21,153,029
BB&T Corp. (United States)	546,700	13,164,536
HSBC Holdings PLC (United Kingdom)	1,572,207	15,921,806
ICICI Bank, Ltd. ADR (India)	222,400	11,086,640
Kasikornbank PCL Foreign (Thailand)	2,830,600	11,549,659
Standard Bank Group, Ltd. (South Africa)	176,600	2,810,234
Standard Chartered PLC (United Kingdom)	549,999	15,804,422
SunTrust Banks, Inc. (United States)	333,795	8,621,925
Unicredit SPA (Italy)	7,682,333	19,672,648
Wells Fargo & Co. (United States)	991,773	24,923,255

		158,548,838
DIVERSIFIED FINANCIALS: 8.2%
Bank of New York Mellon Corp. (United States)	1,095,300	28,620,189
Capital One Financial Corp. (United States)	656,900	25,980,395
Charles Schwab Corp. (United States)	885,600	12,309,840
Credit Suisse Group AG (Switzerland)	362,700	15,533,696
Goldman Sachs Group, Inc. (United States)	108,500	15,686,930
Haci Omer Sabanci Holding AS (Turkey)	2,245,088	11,622,341
Legg Mason, Inc. (United States)	345,000	10,456,950

		120,210,341
INSURANCE: 3.8%
AEGON NV(a) (Netherlands)	3,514,974	21,081,478
Dai-ichi Life Insurance Co., Ltd. (Japan)	5,000	6,038,292
Swiss Life Holding AG (Switzerland)	62,000	7,052,798
Swiss Reinsurance Co., Ltd. (Switzerland)	480,100	21,025,995

		55,198,563
REAL ESTATE: 0.5%
Hang Lung Group, Ltd. (Hong Kong)	1,127,500	7,360,566

		341,318,308
HEALTH CARE: 17.4%
HEALTH CARE EQUIPMENT & SERVICES: 2.0%
Boston Scientific Corp.(a) (United States)	1,864,100	11,426,933
Covidien PLC (Ireland)	257,800	10,360,982
Medtronic, Inc. (United States)	221,200	7,427,896

		29,215,811
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.4%
Amgen, Inc.(a) (United States)	427,300	23,548,503
Bayer AG (Germany)	304,420	21,257,617
Gilead Sciences, Inc.(a) (United States)	200,000	7,122,000
GlaxoSmithKline PLC ADR (United Kingdom)	783,900	30,979,728
Merck & Co., Inc. (United States)	792,200	29,160,882
Novartis AG ADR (Switzerland)	583,600	33,656,212
Pfizer, Inc. (United States)	816,100	14,012,437

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
Roche Holding AG (Switzerland)	219,900	$30,025,202
Sanofi-Aventis (France)	535,000	35,701,371

		225,463,952

		254,679,763
INDUSTRIALS: 8.2%
CAPITAL GOODS: 7.1%
General Electric Co. (United States)	2,153,600	34,996,000
Koninklijke Philips Electronics NV (Netherlands)	296,965	9,360,981
Mitsubishi Electric Corp. (Japan)	1,802,700	15,548,685
Schneider Electric SA (France)	118,689	15,080,492
Tyco International, Ltd. (Switzerland)	510,300	18,743,319
Wienerberger AG(a) (Austria)	624,780	10,285,379

		104,014,856
TRANSPORTATION: 1.1%
FedEx Corp. (United States)	192,200	16,433,100

		120,447,956
INFORMATION TECHNOLOGY: 12.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Infineon Technologies AG(a) (Germany)	960,408	6,671,340
Maxim Integrated Products, Inc. (United States)	394,000	7,292,940

		13,964,280
SOFTWARE & SERVICES: 4.7%
AOL, Inc.(a) (United States)	553,169	13,690,933
Cadence Design Systems, Inc.(a) (United States)	1,124,000	8,576,120
Compuware Corp.(a) (United States)	291,400	2,485,642
EBay, Inc.(a) (United States)	515,900	12,587,960
Electronic Arts, Inc.(a) (United States)	557,300	9,156,439
Nintendo Co., Ltd. (Japan)	29,800	7,447,443
Symantec Corp.(a) (United States)	594,100	9,012,497
Synopsys, Inc.(a) (United States)	255,100	6,318,827

		69,275,861
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.7%
Hewlett-Packard Co. (United States)	953,400	40,109,538
Nokia Oyj (Finland)	2,768,000	27,834,441
Telefonaktiebolaget LM Ericsson (Sweden)	477,700	5,247,709
Tyco Electronics, Ltd. (Switzerland)	425,900	12,444,798
Xerox Corp. (United States)	1,168,200	12,090,870

		97,727,356

		180,967,497
MATERIALS: 5.6%
Cemex SAB de CV ADR(a) (Mexico)	1,290,056	10,965,476
Domtar Corp. (United States)	437,616	28,261,241
Dow Chemical Co. (United States)	250,000	6,865,000
Lafarge SA (France)	343,908	19,737,227
Lanxess AG (Germany)	134,100	7,360,126
Norsk Hydro ASA (Norway)	1,481,575	8,953,526

		82,142,596

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 6.6%
America Movil SAB de CV, Series L (Mexico)	1,094,600	$2,925,500
MTN Group, Ltd. (South Africa)	672,900	12,159,323
PT Telekomunik Indonesia ADR (Indonesia)	300,500	12,407,645
Telefonica SA ADR (Spain)	325,900	24,165,485
Telekom Austria AG (Austria)	468,900	7,048,750
Vodafone Group PLC ADR (United Kingdom)	1,506,100	37,366,341

		96,073,044

TOTAL COMMON STOCKS (Cost $1,240,710,947)		$1,376,917,813

PREFERRED STOCKS: 2.3%
CONSUMER DISCRETIONARY: 1.0%
MEDIA: 1.0%
Net Servicos de Comunicacao SA(a) (Brazil)	1,158,500	15,131,708
ENERGY: 1.3%
Petroleo Brasileiro SA ADR (Brazil)	276,100	9,061,602
Ultrapar Participacoes SA ADR (Brazil)	147,800	9,045,360

		18,106,962

TOTAL PREFERRED STOCKS (Cost $21,658,493)		$33,238,670

SHORT-TERM INVESTMENTS: 3.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$4,392,769	$4,392,769
REPURCHASE AGREEMENT: 3.0%
Fixed Income Clearing Corporation(b) 0.22%, 10/1/10, maturity value $44,094,269	44,094,000	44,094,000

TOTAL SHORT-TERM INVESTMENTS (Cost $48,486,769)		$48,486,769

TOTAL INVESTMENTS (Cost $1,310,856,209)	99.8%	$1,458,643,252
OTHER ASSETS LESS LIABILITIES	0.2%	2,490,866

NET ASSETS	100.0%	$1,461,134,118

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Fannie Mae 1.875%-4.125%, 1/21/14-9/21/15; and Federal Home Loan Bank 0.00%, 8/15/11. Total collateral value is $44,975,904.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustment factors utilizing pricing models. These adjustment factors may be used to systematically value foreign securities at fair value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)
Consumer Discretionary	$81,507,448	$100,851,618	$—
Consumer Staples	25,608,740	22,213,040	—
Energy	62,548,437	8,559,366	—
Financials	150,850,660	190,467,648	—
Health Care	167,695,573	86,984,190	—
Industrials	70,172,419	50,275,537	—
Information Technology	133,766,564	47,200,933	—
Materials	46,091,717	36,050,879	—
Telecommunication Services	76,864,971	19,208,073	—
Preferred Stocks(a)
Consumer Discretionary	15,131,708	—	—
Energy	18,106,962	—	—
Short-term Investments
Money Market Fund	4,392,769	—	—
Repurchase Agreement	—	44,094,000	—

Total	$852,737,968	$605,905,284	$—

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-US$ denominated securities utilize Level 2 valuation inputs.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2010, the cost of investments for federal income tax purposes was $1,314,126,723. Net unrealized appreciation aggregated $144,516,529, of which $199,855,968 represented appreciated securities and $55,339,439 represented depreciated securities.

Other. For more information please see the Fund’s most recent Prospectus and Semi-Annual Report on the Fund’s website www.dodgeandcox.com.

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/10 ISF QR       Printed on recycled paper

2010

Third Quarter Report

September 30, 2010

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 18.1% for the third quarter of 2010, compared to 16.5% for the MSCI EAFE (Europe, Australasia, Far East) Index. For the nine months ended September 30, 2010, the Fund had a total return of 5.3%, compared to 1.1% for the MSCI EAFE. At quarter end, the Fund had net assets of $40.1 billion with a cash position of 3.1%.

MARKET COMMENTARY

The rebound in the equity markets this quarter largely reversed the declines experienced in the second quarter, as fears of the developed world economy falling back into recession faded. In Europe, the Committee of European Banking Supervisors released the results of their stress tests of 91 banks, which showed the banking system is more resilient than expected. In the United States, an increase in private sector jobs, stabilizing housing activity, and the prospect of extended monetary support from the Federal Reserve assuaged fears of a double-dip recession. In China, strong industrial production data contributed to optimism that the second largest economy in the world can maintain its high growth rate.

Despite these positive data points, unemployment remains stubbornly high and growing fiscal deficits are adding to existing concerns about the health of many sovereign balance sheets in the developed world. These factors have fostered a large sense of uncertainty about economic prosperity. As a result, investors have placed a premium on assets that provide a perceived sense of security. For example, at quarter end, the 2-year U.S. Treasury note yielded a meager 0.4% and the 10-year U.S. Treasury bond yielded only 2.5%. The comparable 10-year U.K. yield was 2.9%, a 50-year low. Bond funds have received record levels of inflows over the past year. Conversely, investor appetite for equities, which are inherently more unpredictable, has fallen.

INVESTMENT STRATEGY

We believe this is not the time to be pessimistic about future equity returns. Valuations are low, providing an excellent starting point for potentially attractive long-term returns. The MSCI EAFE currently trades at 11.5 times forward earnings,1 while the Fund trades at a forward price-to-earnings ratio of 10.7 times. Today’s low starting valuation, earnings growth, and the prospect for a higher valuation in the future could prove a potent combination.

The market is presenting many opportunities to become part-owners of excellent businesses that are inexpensively valued and can grow earnings and cash flow over our long-term investment horizon. In particular, technology, media, and telecom (TMT) is a compelling area of the market. At quarter end, the TMT area comprised 30% of the Fund, compared to 13% for the MSCI EAFE. Each of the companies in the TMT area of the Fund has been identified using our research-intensive, bottom-up investment approach. Below we discuss a holding in each of these three industries.

Technology

Nintendo,2 based in Japan, is a global leader in console and handheld video games and was a 0.7% position in the Fund at quarter end. The company has a track record of more than 25 years of industry-leading innovation. For example, the company has developed an unrivaled branded franchise of video games, including “Mario,” “Zelda,” and “Donkey Kong.” It created and continues to dominate the lucrative handheld-gaming market (e.g., Game Boy, Nintendo DS). It was a pioneer and remains a leader in motion-based gaming with the Wii console. The video game industry is currently in flux with threats from new platforms, such as social and mobile gaming, and fierce competition from existing players. Yet, we think the valuation (12 times trailing earnings) is reasonable and does not adequately reflect the earnings potential of its existing market-leading positions and growth opportunities. Cash accounts for more than 30% of the market capitalization and Nintendo generates significant free cash flow, supporting a healthy 4% dividend yield. Going forward, we believe Nintendo’s first-class software and hardware development capabilities will enable it to expand its customer base through geographic expansion and new technology development, such as the 3-D version of the Nintendo DS.

Media

Naspers, a media company based in South Africa, was the largest holding in the Fund with a 4.0% weight at quarter end. The company has a unique business franchise comprised of two parts. First, the company operates leading pay-TV and magazine/newspaper businesses in Africa, which account for the majority of its revenue and cash flow. Second, Naspers owns an impressive portfolio of emerging market Internet investments. Characterized by strong market positions, entrepreneurial management

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

teams, and attractive growth prospects, these investments include Tencent, the largest Internet company in China; Allegro, the leading e-commerce business in Central and Eastern Europe; DST, a leading Internet company in Russia; and BuscaPé, a leading e-commerce platform in Latin America. This portfolio was built up over the past decade by the existing management team, which has a track record of creating value through shrewd investments and partnerships. Risks facing the company include competitive threats in the Internet business and regulatory restrictions in the pay-TV business, given the strength of its competitive positioning. We think the company can grow its earnings at an attractive rate over the next five years, as higher pay-TV penetration and Internet usage could lead to healthy sales growth and improved profit margins. Ascribing current market prices or estimated values to the company’s Internet portfolio suggests that the core assets are valued very inexpensively.

Telecommunication Services

PT Telekomunikasi Indonesia (TLK) is the dominant provider of telecom services in Indonesia and was a 1.1% position in the Fund at quarter end. TLK is the country’s main fixed-line provider, and owns a 65% stake in Telkomsel, the country’s leading wireless provider with over 50% market share. The company has a strong franchise in an attractive and growing market, multiple drivers of earnings growth, and a reasonable valuation. Indonesia is the fourth most populous nation in the world and its population is expected to grow rapidly over the next decade; it is expected to have strong real GDP growth and currently has a low wireless penetration rate relative to global peers. The company’s subscriber base should grow due to these factors. Risks include high inflation, a declining fixed-line business, and any adverse changes to what is currently a stable competitive and regulatory environment. However, the management team continues to reduce headcount in the fixed-line business and has demonstrated a commitment to improving profitability. In addition, earnings and cash flow should continue to expand from a reduced corporate tax rate and lower capital spending. At 14 times forward earnings, we think the company’s valuation is very reasonable in relation to its growth prospects. TLK also pays an attractive regular dividend, currently yielding 3%.

IN CLOSING

The Past Is Not Prologue

Past equity market returns have been disappointing. The annualized U.S.-dollar return for the MSCI EAFE over the past 10 years is a meager 2.5%. During this time frame, earnings growth and dividends have been reasonable, but their contribution to returns3 was unfortunately offset by a meaningful decline in valuation.

Fortunately, though, the past is not necessarily prologue. After this decline, valuations are now very low in contrast to the start of the decade. And several factors augur well for the earnings prospects of companies in the Fund. Balance sheets are strong and flush with cash. Management teams have trimmed cost structures. Companies continue to make inroads in the emerging markets and invest in research and development. Global trade is healthy, and the continued spread of technological know-how to the billions of people in the developing world should lead to long-term gains in productivity and output. When we combine these factors and the market’s current low valuation, the range of investment outcomes over the longer term appears compelling. Achieving attractive returns will require patience and continued diligence in assessing the growth prospects of current and potential investment opportunities in relation to valuation.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

October 25, 2010

[1]	Forward earnings are estimated.
[2]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
[3]	Return in U.S. dollars = [(P/E Change x Local EPS Change) + Dividend Yield] x Currency Impact.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 1.7 percentage points during the quarter.

Key Contributors to Relative Results

▪

The Telecommunication Services sector was one of the strongest sectors of the market. The Fund had an overweight position in this sector and outperformed (up 27% versus up 20% for the MSCI EAFE sector). Notable contributors included MTN Group (up 39%) and Telefonica (up 34%).

▪	Japan was one of the weakest countries of the market. The Fund’s underweight position and outperformance in this region (up 10% compared to up 6% for the MSCI EAFE region) aided results.
▪

The Fund’s emerging market holdings (up 25%) performed well, especially Financials (up 27%). Selected emerging market holdings included Naspers (up 45%), Kasikornbank (up 40%), Net Servicos (up 37%), and Anadolu Efes (up 33%).

▪	Additional key contributors included Arkema (up 46%), BMW (up 43%), and Schneider Electric (up 24%).

Key Detractors from Relative Results

▪

European Financials was one of the strongest areas of the market. The Fund had an underweight position and weaker performance (up 12% versus up 21% for the MSCI EAFE sector) in this section of the market, which hurt relative results.

▪	The Fund’s holdings in the Energy sector (up 15% compared to up 22% for the MSCI EAFE sector) hindered results. Schlumberger (up 12%), Petrobras (up 11%), and Lukoil (up 9%) were relatively weak.
▪	Selected detractors included Nintendo (down 15%), Cemex (down 12%), Ericsson (down 2%), and Roche (down 1%).

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our web site, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our web site. There you will find Fund characteristics, holdings, performance, commentary, and more.

We have been monitoring trends in the industry concerning e-delivery of regulatory documents and eco-friendly methods of communicating, with the goal of maintaining a low expense ratio for the Fund. With these concepts in mind, we have decided to cease production on the First and Third Quarter Shareholder Reports beginning in 2011.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

Key Characteristics of Dodge & Cox

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three-to-five year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2010

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	7.55%	-6.31%	4.37%	8.78%
MSCI EAFE	3.25	-9.52	1.97	3.90

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The MSCI EAFE Index is an unmanaged index of the developed world’s stock markets, excluding the United States and Canada. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	September 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$33.54
Total Net Assets (billions)	$40.1
Expense Ratio	0.65%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	8%
30-Day SEC Yield(a)	1.66%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	95	967
Median Market Capitalization (billions)	$16	$7
Weighted Average Market Capitalization (billions)	$52	$48
Price-to-Earnings Ratio(b)	10.7x	11.5x
Countries Represented	27	22
Emerging Markets (Brazil, Czech Republic, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	22.9%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Naspers, Ltd. (South Africa)	4.0%
Vodafone Group PLC (United Kingdom)	3.2
Novartis AG (Switzerland)	2.9
GlaxoSmithKline PLC (United Kingdom)	2.8
Bayer AG (Germany)	2.7
Schneider Electric SA (France)	2.5
HSBC Holdings PLC (United Kingdom)	2.3
Sanofi-Aventis (France)	2.3
Roche Holding AG (Switzerland)	2.2
Nokia Oyj (Finland)	2.1

ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	46.2%	43.4%
United Kingdom	14.9	21.6
Japan	12.5	21.1
Africa/Middle East	7.3	0.8
Pacific (excluding Japan)	6.8	13.1
Latin America	5.9	0.0
United States	3.3	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	22.7%	24.8%
Consumer Discretionary	14.9	10.4
Health Care	13.8	8.6
Information Technology	11.1	4.8
Industrials	8.9	12.2
Telecommunication Services	8.6	5.8
Materials	7.7	10.4
Energy	6.8	7.4
Consumer Staples	2.1	10.4
Utilities	0.3	5.2

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS: 93.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.1%
AUTOMOBILES & COMPONENTS: 3.5%
Bayerische Motoren Werke AG (Germany)	9,181,400	$645,005,563
Honda Motor Co., Ltd. ADR (Japan)	6,808,400	242,310,956
NGK Spark Plug Co., Ltd.(b) (Japan)	9,407,000	126,150,083
Yamaha Motor Co., Ltd.(a),(b) (Japan)	27,230,000	408,395,833

		1,421,862,435
CONSUMER DURABLES & APPAREL: 3.2%
Consorcio Ara SAB de CV(b) (Mexico)	47,715,600	31,162,537
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	47,305,400	135,440,901
LG Electronics, Inc. (South Korea)	4,397,487	370,631,023
Panasonic Corp. (Japan)	29,543,072	400,761,648
Sony Corp. (Japan)	11,487,600	355,321,928

		1,293,318,037
CONSUMER SERVICES: 0.5%
Accor SA (France)	5,448,568	198,894,707
MEDIA: 6.9%
Grupo Televisa SA ADR(b) (Mexico)	26,480,592	501,012,801
Liberty Global, Inc., Series A(a) (United States)	3,641,805	112,204,012
Liberty Global, Inc., Series C(a) (United States)	3,534,971	108,028,714
Naspers, Ltd.(b) (South Africa)	32,330,895	1,579,819,367
News Corp., Class A (United States)	22,063,092	288,143,981
Television Broadcasts, Ltd.(b) (Hong Kong)	27,299,300	155,051,798

		2,744,260,673

		5,658,335,852
CONSUMER STAPLES: 2.1%
FOOD, BEVERAGE & TOBACCO: 2.0%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	27,006,443	421,689,304
Diageo PLC ADR (United Kingdom)	3,550,000	244,985,500
Tiger Brands, Ltd. (South Africa)	4,072,043	110,547,845

		777,222,649
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Unihair Co., Ltd.(a),(b) (Japan)	3,437,000	45,550,512

		822,773,161
ENERGY: 4.8%
OAO Lukoil ADR (Russia)	7,028,600	399,471,198
Royal Dutch Shell PLC ADR (United Kingdom)	6,718,400	405,119,520
Schlumberger, Ltd. (United States)	13,229,596	815,075,410
Total SA (France)	5,982,000	308,547,802

		1,928,213,930

	SHARES	VALUE
FINANCIALS: 22.7%
BANKS: 15.3%
Banco Santander SA (Spain)	29,000,000	$367,421,679
Bangkok Bank PCL Foreign (Thailand)	33,934,300	180,330,635
Bangkok Bank PCL NVDR (Thailand)	8,490,000	43,581,058
Bank of Yokohama, Ltd. (Japan)	34,969,800	163,675,491
Barclays PLC (United Kingdom)	100,596,985	472,380,166
Erste Group Bank AG (Austria)	4,000,000	160,415,699
Grupo Financiero Banorte SAB de CV (Mexico)	36,528,000	138,556,332
HSBC Holdings PLC (United Kingdom)	90,765,764	919,188,684
ICICI Bank, Ltd. (India)	9,375,668	233,007,080
ICICI Bank, Ltd. ADR (India)	950,000	47,357,500
Kasikornbank PCL Foreign (Thailand)	102,464,127	418,082,983
Kasikornbank PCL NVDR (Thailand)	3,500,000	13,475,114
Mitsubishi UFJ Financial Group (Japan)	46,899,900	218,901,415
Standard Bank Group, Ltd. (South Africa)	44,429,417	707,004,922
Standard Chartered PLC (United Kingdom)	26,559,336	763,192,206
Unicredit SPA (Italy)	295,864,430	757,639,229
Yapi ve Kredi Bankasi AS(a) (Turkey)	150,779,068	520,509,085

		6,124,719,278
DIVERSIFIED FINANCIALS: 3.0%
Credit Suisse Group AG (Switzerland)	14,163,000	606,572,212
Deutsche Boerse AG (Germany)	2,000,000	133,564,540
Haci Omer Sabanci Holding AS (Turkey)	88,189,354	456,537,426

		1,196,674,178
INSURANCE: 3.0%
AEGON NV(a) (Netherlands)	69,728,404	418,204,454
Dai-ichi Life Insurance Co., Ltd. (Japan)	56,182	67,848,663
Swiss Life Holding AG (Switzerland)	1,520,000	172,907,308
Swiss Reinsurance Co., Ltd. (Switzerland)	12,091,868	529,563,756

		1,188,524,181
REAL ESTATE: 1.4%
Hang Lung Group, Ltd. (Hong Kong)	52,357,500	341,801,199
Hang Lung Properties, Ltd. (Hong Kong)	49,179,000	238,894,676

		580,695,875

		9,090,613,512

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 13.8%
HEALTH CARE EQUIPMENT & SERVICES: 0.8%
Covidien PLC (Ireland)	5,283,672	$212,350,778
Medipal Holdings Corp.(b) (Japan)	8,916,800	113,336,378

		325,687,156
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.0%
Adcock Ingram Holdings, Ltd. (South Africa)	6,282,545	57,226,779
Bayer AG (Germany)	15,625,350	1,091,116,592
GlaxoSmithKline PLC ADR (United Kingdom)	28,573,749	1,129,234,561
Novartis AG ADR (Switzerland)	19,720,000	1,137,252,400
Roche Holding AG (Switzerland)	6,340,700	865,760,791
Sanofi-Aventis (France)	13,602,771	907,733,772

		5,188,324,895

		5,514,012,051
INDUSTRIALS: 8.9%
CAPITAL GOODS: 7.6%
Koninklijke Philips Electronics NV (Netherlands)	20,746,580	653,977,219
Mitsubishi Electric Corp. (Japan)	93,917,600	810,059,973
Nexans SA (France)	872,619	63,530,403
Schneider Electric SA (France)	7,821,165	993,748,509
Tyco International, Ltd. (Switzerland)	9,139,020	335,676,205
Wienerberger AG(a),(b) (Austria)	12,335,026	203,064,143

		3,060,056,452
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Edenred(a) (France)	5,448,568	107,937,467
Experian PLC (United Kingdom)	14,863,626	161,892,243

		269,829,710
TRANSPORTATION: 0.6%
TNT NV (Netherlands)	8,898,734	239,434,758

		3,569,320,920
INFORMATION TECHNOLOGY: 11.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.6%
Infineon Technologies AG(a),(b) (Germany)	94,036,576	653,211,928
SOFTWARE & SERVICES: 0.7%
Nintendo Co., Ltd. (Japan)	1,152,000	287,901,152
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.8%
Alcatel-Lucent(a) (France)	64,519,072	217,981,003
Brother Industries, Ltd.(b) (Japan)	23,001,000	284,764,095
Fujifilm Holdings Corp. (Japan)	8,636,100	286,797,515
Fujitsu, Ltd. (Japan)	85,508,000	601,619,385
Kyocera Corp. (Japan)	6,283,900	596,972,428
Nokia Oyj (Finland)	81,929,200	823,863,249

	SHARES	VALUE
Telefonaktiebolaget LM Ericsson (Sweden)	45,443,000	$499,208,002
Tyco Electronics, Ltd. (Switzerland)	7,007,617	204,762,569

		3,515,968,246

		4,457,081,326
MATERIALS: 7.5%
Akzo Nobel NV (Netherlands)	2,998,485	185,503,772
Alumina, Ltd. (Australia)	4,133,188	7,231,201
Arkema(b) (France)	5,566,687	285,329,543
BHP Billiton PLC (United Kingdom)	18,306,000	584,507,142
Cemex SAB de CV ADR(a) (Mexico)	32,790,117	278,715,995
Lafarge SA(b) (France)	12,774,291	733,129,448
Lanxess AG(b) (Germany)	8,119,784	445,657,181
Linde AG (Germany)	1,786,205	232,998,385
Norsk Hydro ASA (Norway)	42,041,218	254,065,528

		3,007,138,195
TELECOMMUNICATION SERVICES: 8.6%
America Movil SAB de CV, Series L (Mexico)	28,462,400	76,070,485
Bharti Airtel, Ltd. (India)	27,043,387	219,972,670
Millicom International Cellular SA (Luxembourg)	2,787,494	267,460,049
MTN Group, Ltd. (South Africa)	25,260,300	456,454,369
PT Telekomunik Indonesia ADR (Indonesia)	10,768,047	444,612,661
Telefonica SA ADR (Spain)	7,277,400	539,619,210
Telekom Austria AG (Austria)	8,326,827	125,173,219
Vodafone Group PLC ADR (United Kingdom)	52,150,000	1,293,841,500

		3,423,204,163
UTILITIES: 0.3%
CEZ AS (Czech Republic)	3,000,000	134,458,814

TOTAL COMMON STOCKS (Cost $36,812,911,018)		$37,605,151,924

PREFERRED STOCKS: 3.0%
CONSUMER DISCRETIONARY: 0.8%
MEDIA: 0.8%
Net Servicos de Comunicacao SA(a) (Brazil)	25,602,800	334,410,095
ENERGY: 2.0%
Petroleo Brasileiro SA ADR (Brazil)	13,553,100	444,812,742
Ultrapar Participacoes SA ADR (Brazil)	5,914,832	361,987,718

		806,800,460

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

PREFERRED STOCKS (continued)

	SHARES	VALUE
MATERIALS: 0.2%
Duratex SA (Brazil)	6,916,872	$75,014,540

TOTAL PREFERRED STOCKS (Cost $632,013,025)		$1,216,225,095

SHORT-TERM INVESTMENTS: 2.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$118,538,319	$118,538,319
REPURCHASE AGREEMENT: 2.2%
Fixed Income Clearing Corporation(c) 0.22%, 10/1/10, maturity value $886,149,415	886,144,000	886,144,000

SHORT-TERM INVESTMENTS (continued)

	PAR VALUE	VALUE
TOTAL SHORT-TERM INVESTMENTS (Cost $1,004,682,318)		$1,004,682,319

TOTAL INVESTMENTS (Cost $38,449,606,362)	99.4%	$39,826,059,338
OTHER ASSETS LESS LIABILITIES	0.6%	225,130,820

NET ASSETS	100.0%	$40,051,190,158

(a)	Non-income producing
(b)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(c)

Repurchase agreement is collateralized by Fannie Mae 2.625%-4.68%, 6/15/11-11/20/14; Federal Farm Credit Bank 2.97%, 5/18/15; Federal Home Loan Bank 2.50%, 4/6/15; Freddie Mac 0.00%-4.375%, 6/1/11-8/4/15. Total collateral value is $903,871,679.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustment factors utilizing pricing models. These adjustment factors may be used to systematically value foreign securities at fair value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)
Consumer Discretionary	$1,418,303,902	$4,240,031,950	$—
Consumer Staples	244,985,500	577,787,661	—
Energy	1,220,194,930	708,019,000	—
Financials	185,913,832	8,904,699,680	—
Health Care	2,478,837,739	3,035,174,312	—
Industrials	335,676,205	3,233,644,715	—
Information Technology	204,762,569	4,252,318,757	—
Materials	278,715,995	2,728,422,200	—
Telecommunication Services	2,621,603,905	801,600,258	—
Utilities	—	134,458,814	—
Preferred Stocks(a)
Consumer Discretionary	334,410,095	—	—
Energy	806,800,460	—	—
Materials	75,014,540	—	—
Short-term Investments
Money Market Fund	118,538,319	—	—
Repurchase Agreement	—	886,144,000	—

Total	$10,323,757,991	$29,502,301,347	$—

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-US$ denominated securities utilize Level 2 valuation inputs.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2010, the cost of investments for federal income tax purposes was $38,576,686,803. Net unrealized appreciation aggregated $1,249,372,535, of which $6,533,608,969 represented appreciated securities and $5,284,236,433 represented depreciated securities.

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2010. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	25,306,443	3,000,000	(1,300,000)	27,006,443	$4,914,062		$421,689,304
Arkema (France)	6,608,245	—	(1,041,558)	5,566,687	3,699,397		285,329,543
Brother Industries, Ltd. (Japan)	23,101,000	—	(100,000)	23,001,000	4,872,004		284,764,095
Consorcio Ara SAB de CV (Mexico)	113,420,000	—	(65,704,400)	47,715,600	465,130		—	(c)
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	(300,000)	47,305,400	—	(b)	135,440,901
Grupo Televisa SA ADR (Mexico)	30,430,592	—	(3,950,000)	26,480,592	—		—	(c)
Infineon Technologies AG (Germany)	103,886,576	—	(9,850,000)	94,036,576	—	(b)	653,211,928
Lafarge SA (France)	12,764,291	610,000	(600,000)	12,774,291	26,053,711		733,129,448
Lanxess AG (Germany)	8,729,784	—	(610,000)	8,119,784	4,396,461		445,657,181
Medipal Holdings Corp. (Japan)	12,426,600	—	(3,509,800)	8,916,800	1,980,377		—	(c)
Naspers, Ltd. (South Africa)	34,040,895	—	(1,710,000)	32,330,895	10,612,879		1,579,819,367
NGK Spark Plug Co., Ltd. (Japan)	16,250,000	—	(6,843,000)	9,407,000	1,938,516		—	(c)
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	—	—	27,299,300	5,977,500		155,051,798
Unihair Co., Ltd (name changed from Aderans Holdings Co., Ltd) (Japan)	3,537,000	—	(100,000)	3,437,000	—	(b)	45,550,512
Wienerberger AG (Austria)	12,835,026	—	(500,000)	12,335,026	—	(b)	203,064,143
Yamaha Motor Co., Ltd. (Japan)	23,980,000	3,250,000	—	27,230,000	—	(b)	408,395,833

					$64,910,037		$5,351,104,053

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period.

Other. For more information please see the Fund’s most recent Prospectus and Semi-Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/10 BF QR       Printed on recycled paper

2010

Third Quarter Report

September 30, 2010

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 8.5% for the third quarter of 2010, compared to 7.9% for the Combined Index1 (a 60/40 blend of stocks and fixed income securities). For the nine months ended September 30, 2010, the Fund had a total return of 3.6%, compared to 5.9% for the Combined Index. At quarter end, the Fund’s net assets of $14.4 billion were invested in 72.8% common stocks, 25.3% fixed income securities, and 1.9% cash.

MARKET COMMENTARY

Equity markets rallied sharply at the end of the third quarter, as the Standard & Poor’s 500 Index (S&P 500) had a total return of 11.3%. In mid-September, the National Bureau of Economic Research announced that the most recent recession ended in June 2009. More than one year into the economic recovery, however, high unemployment, soft housing prices, and high levels of consumer debt continue to depress consumption in the United States. Weak ten-year equity market returns, continued volatility, and an uncertain macroeconomic outlook have all played a role in investors’ recent flight to bonds. We believe that this phenomenon will reverse as earnings growth continues.

Falling interest rates and a resurgent Corporate sector propelled the bond market to a solid 2.5% quarterly return for the Barclays Capital Aggregate Bond Index (BCAG). Longer-term U.S. Treasury yields fell to their lowest levels since early 2009, resulting in a 2.7% return for the U.S. Treasury sector.2 Investment-grade corporate bonds enjoyed a strong 4.7% quarterly return as sentiment toward the sector turned positive. Government-Sponsored Enterprise (GSE)-guaranteed3 mortgage-backed securities (MBS) registered a more modest 0.6% quarterly return.

The Fund’s high allocation to equities and correspondingly low weighting in fixed income is driven by what we view as potentially compelling long-term return prospects for equities and, conversely, more modest prospects for fixed income securities.

INVESTMENT STRATEGY

One hallmark of our enduring investment philosophy is to maintain a diversified portfolio of equity and fixed income securities in the Fund. In this way, the future performance of the Fund does not hinge on a single idea, investment thesis, or economic outcome. To achieve diversification, our deep and experienced investment team targets investment opportunities with fundamentally different risk factors across the equity and fixed income markets. Currently, the equity portion of the Fund holds 79 companies in nine of the ten major economic sectors. The fixed income portion of the Fund is similarly diversified by type and risk, with a 51% weighting in corporate bonds, a 41% weighting in GSE-guaranteed MBS, and an 8% weighting in Government-related securities.

EQUITY PORTFOLIO

The Information Technology (IT) sector is now the largest sector within the equity portion of the Fund, comprising 22% of the equity portfolio at quarter end.

Each IT company benefits from and is challenged by Moore’s Law. Named for Intel co-founder Gordon Moore, Moore’s Law describes the trend that the number of transistors on a computer chip (which drive speed) will double every two years. There is a current debate as to whether this rate of growth can continue as parts of the Information Technology sector mature. However, the potential for innovation and growth remains, and the valuations of many technology companies do not reflect those growth prospects. Many of the technology companies in the portfolio generate strong free cash flows and have healthy balance sheets, allowing them to invest for future growth and return cash to shareholders through share repurchases or dividends. For these reasons and the low expectations implicit in its valuation, Hewlett-Packard4 (H-P) was the largest equity position in the Fund at quarter end.

H-P’s stock performed poorly in the third quarter, primarily due to concerns surrounding a sudden management change. Mark Hurd (CEO for past five years) was replaced by the Board for reasons unrelated to the company’s operating performance. We added to the portfolio’s position in H-P in the third quarter following the drop in price and additional due diligence on the company’s underlying fundamentals. We concluded that the company’s long-term opportunities remained intact and there was not a significant change to the key risks faced by the company. H-P has a deep management team

PAGE 1 ▪ DODGE & COX BALANCED FUND

and strong competitive positions; in fact, it has increased share in many of its markets during the past few years. The company has a low valuation (eight times forward5 earnings), healthy free cash flow, and a strong balance sheet. It is inexpensive relative to its history, relative to competitors, and relative to the S&P 500.

FIXED INCOME PORTFOLIO

We continue to position the fixed income portion of the Fund with significant weightings in corporate bonds and GSE-guaranteed MBS and minimal exposure to the U.S. Treasury sector.

The key fundamental risk in corporate bond investing is the possibility of default by the issuer (also known as “credit risk”), as debt service and principal repayment are solely the obligation of the company. We address this risk in the portfolio through two primary avenues: diversification of holdings and issuer-level research. The portfolio’s Corporate holdings are currently spread across 38 issuers spanning approximately 20 industries as diverse as Insurance and Chemicals. Investing with confidence across a wide range of industries would not be possible without a deep and experienced credit team whose fundamental knowledge of each of the portfolio’s Corporate holdings is a key source of risk assessment.

The portfolio’s GSE-guaranteed MBS are exposed to a different set of risks than its corporate bonds. Given the current heavy support (“conservatorship,” including backstop liquidity and capital) of the U.S. government for Fannie Mae and Freddie Mac, the true credit risk of MBS guaranteed by these entities is quite low. A greater area of concern for GSE-guaranteed MBS investors is “prepayment risk” (essentially the uncertainty of the timing of cash flows), which can lower a security’s realized return due to potentially adverse timing of borrower prepayments. The 41% of the portfolio that is invested in GSE-guaranteed MBS is likewise diversified and rigorously researched. Strategically, we have a distinct bias toward GSE-guaranteed MBS bearing relatively high coupons (94% of portfolio’s MBS have coupons of 5.0% or greater, versus 63% for the MBS portion of the BCAG). However, the portfolio’s MBS holdings are diversified by borrower type, geographic location, vintage, mortgage rate, and mortgage term.

The fixed income portfolio of the Fund is also exposed to interest rate risk. We are concerned about the risk of rising interest rates in the current environment, with Treasury yields near all-time lows and sizable Treasury issuance on the way. We believe that real and nominal interest rates are more likely to rise than fall over our extended investment horizon. As a result, we have continued to position the portfolio defensively vis-à-vis interest rate risk, with a shorter duration6 than the BCAG.

IN CLOSING

Current valuations provide an attractive entry point for equity investors. In addition, several factors augur well for the earnings prospects of the equity holdings of the Fund. Conversely, with the overall bond market yield at an all-time low of 2.6%, our expectations for future fixed income returns are modest. The Fund’s higher weighting in equities reflects our three-to-five year relative outlook.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

October 25, 2010

[1]

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

[2]	Sector returns as calculated and reported by Barclays Capital.
[3]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[4]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.
[5]	Forward earnings are estimated.
[6]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

DODGE & COX BALANCED FUND ▪ PAGE 2

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 0.6 percentage points during the quarter. The Fund’s higher allocation to equities was the primary source of outperformance in the quarter.

Equity Portfolio

▪	Weak relative returns in the Energy sector (up 10% versus up 13% for S&P 500 sector) hurt results.
▪	Modestly weak relative returns in the Financials sector (up 3% versus up 4% for the S&P 500 sector) detracted. BB&T (down 8%), Wells Fargo (down 2%), and Capital One (down 2%) lagged.
▪	Additional detractors included Cemex (down 12%), Medtronic (down 7%), and Hewlett-Packard (down 3%).
▪	Returns in the Information Technology sector (up 15% versus up 12% for the S&P 500 sector) contributed to results. Motorola (up 31%) and Xerox (up 29%) helped.
▪	Returns in the Health Care sector (up 12% versus up 9% for the S&P 500 sector) had a positive impact. Pfizer (up 22%) and Novartis (up 19%) were strong performers.
▪	Additional contributors included FedEx (up 22%), Chevron (up 21%), and Vodafone (up 20%).

Fixed Income Portfolio

▪

The portfolio’s significant overweight to corporate bonds benefited relative returns, given the strong performance of the sector as a whole. In addition, numerous corporate bonds performed strongly (e.g., AIG, Ally Financial, Bank of America, Ford Motor Credit, SLM Corp., and Sprint).

▪	The portfolio’s nominal yield advantage aided relative returns.
▪	The portfolio’s shorter relative duration hampered relative returns as interest rates declined.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	7.51%	0.87%	6.03%	10.10%
Combined Index(1)	9.85	3.21	2.62	8.62
S&P 500	10.16	0.64	-0.43	9.05
Barclays Capital Aggregate Bond Index (BCAG)	8.17	6.20	6.41	7.23

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays Capital® is a trademark of Barclays PLC.

PAGE 3 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	September 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$65.11
Total Net Assets (billions)	$14.4
30-Day SEC Yield(a)	1.96%
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	8%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 16 years.

STOCK PORTFOLIO (72.8%)	Fund
Number of Stocks	79
Median Market Capitalization (billions)	$19
Price-to-Earnings Ratio(b)	11.3x
Foreign Stocks(c)	14.0%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Information Technology	15.8%
Health Care	14.8
Consumer Discretionary	12.6
Financials	11.7
Energy	6.7

TEN LARGEST STOCKS(d)
Hewlett-Packard Co.	3.3%
Schlumberger, Ltd.	2.5
Capital One Financial Corp.	2.5
Comcast Corp.	2.5
Wells Fargo & Co.	2.3
Novartis AG (Switzerland)	2.3
General Electric Co.	2.3
Merck & Co., Inc.	2.2
GlaxoSmithKline PLC (United Kingdom)	2.1
Motorola, Inc.	2.1

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (25.3%)	Fund
Number of Fixed Income Securities	246
Effective Maturity(e)	7.1 years
Effective Duration(f)	4.0 years

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related(e)	1.9%
Mortgage-Related Securities	10.5
Asset-Backed Securities	0.0
Corporate	12.9

CREDIT QUALITY(g)
U.S. Government & Government Related(e)	11.4%
Aaa	0.0(h)
Aa	2.2
A	2.6
Baa	5.0
Ba	2.4
B	1.1
Caa	0.6
Ca	0.0
C	0.0

CORPORATE ISSUERS (FIVE LARGEST)(d)
Ford Motor Credit Co.	0.8%
Ally Financial, Inc.	0.7
Bank of America Corp.	0.7
Burlington Northern Santa Fe Corp.	0.7
Macy’s, Inc.	0.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 1.9% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.5 years lower.

(f)	Data presented includes the effect of Treasury futures contacts.
(g)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(h)	Rounds to 0.0%.

DODGE & COX BALANCED FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS: 72.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.6%
CONSUMER DURABLES & APPAREL: 1.8%
Panasonic Corp. ADR(b) (Japan)	7,642,228	$103,781,456
Sony Corp. ADR(b) (Japan)	4,915,900	151,999,628

		255,781,084
MEDIA: 8.3%
Comcast Corp., Class A	19,826,374	358,460,842
DIRECTV, Class A(a)	511,802	21,306,318
DISH Network Corp., Class A(a)	2,171,482	41,605,595
Interpublic Group of Companies, Inc.(a)	5,346,800	53,628,404
Liberty Global, Inc., Series A(a)	258,521	7,965,032
Liberty Global, Inc., Series C(a)	382,368	11,685,166
News Corp., Class A	20,067,300	262,078,938
Time Warner Cable, Inc.	3,041,783	164,225,864
Time Warner, Inc.	8,988,466	275,496,483

		1,196,452,642
RETAILING: 2.5%
CarMax, Inc.(a)	2,100,600	58,522,716
Home Depot, Inc.	4,296,692	136,119,203
Liberty Interactive, Series A(a)	7,939,750	108,853,972
Macy’s, Inc.	2,561,266	59,139,632

		362,635,523

		1,814,869,249
CONSUMER STAPLES: 1.4%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc.	1,843,600	98,669,472
Walgreen Co.	2,298,939	77,014,457

		175,683,929
FOOD, BEVERAGE & TOBACCO: 0.2%
Diageo PLC ADR(b) (United Kingdom)	470,000	32,434,700

		208,118,629
ENERGY: 6.7%
Baker Hughes, Inc.	3,702,379	157,721,345
Chevron Corp.	2,295,579	186,056,678
Occidental Petroleum Corp.	2,944,600	230,562,180
Royal Dutch Shell PLC ADR(b) (United Kingdom)	480,127	28,226,666
Schlumberger, Ltd.	5,875,121	361,966,205

		964,533,074
FINANCIALS: 11.7%
BANKS: 4.2%
BB&T Corp.	3,116,484	75,044,935
HSBC Holdings PLC ADR(b) (United Kingdom)	1,720,561	87,043,181
SunTrust Banks, Inc.	2,262,396	58,437,688
U.S. Bancorp	2,442,600	52,809,012
Wells Fargo & Co.	13,527,506	339,946,226

		613,281,042

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 6.0%
Bank of New York Mellon Corp.	7,150,200	$186,834,726
Capital One Financial Corp.	9,132,659	361,196,663
Charles Schwab Corp.	7,300,000	101,470,000
Credit Suisse Group AG ADR(b) (Switzerland)	519,200	22,097,152
Goldman Sachs Group, Inc.	400,000	57,832,000
Legg Mason, Inc.	1,519,300	46,049,983
SLM Corp.(a)	7,910,100	91,361,655

		866,842,179
INSURANCE: 1.5%
AEGON NV(a),(b) (Netherlands)	13,601,751	81,474,489
Genworth Financial, Inc., Class A(a)	1,704,200	20,825,324
Loews Corp.	911,708	34,553,733
The Travelers Companies, Inc.	1,407,119	73,310,900

		210,164,446

		1,690,287,667
HEALTH CARE: 14.8%
HEALTH CARE EQUIPMENT & SERVICES: 2.4%
Boston Scientific Corp.(a)	18,638,300	114,252,779
CareFusion Corp.(a)	2,422,050	60,163,722
Covidien PLC(b) (Ireland)	1,468,700	59,027,053
Medtronic, Inc.	1,410,200	47,354,516
WellPoint, Inc.(a)	980,550	55,538,352

		336,336,422
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.4%
Amgen, Inc.(a)	4,899,400	270,005,934
Gilead Sciences, Inc.(a)	609,068	21,688,911
GlaxoSmithKline PLC ADR(b) (United Kingdom)	7,614,400	300,921,088
Merck & Co., Inc.	8,760,975	322,491,490
Novartis AG ADR(b) (Switzerland)	5,867,500	338,378,725
Pfizer, Inc.	16,320,517	280,223,277
Sanofi-Aventis ADR(b) (France)	7,796,700	259,240,275

		1,792,949,700

		2,129,286,122
INDUSTRIALS: 5.6%
CAPITAL GOODS: 3.2%
Eaton Corp.	770,771	63,580,900
General Electric Co.	20,084,600	326,374,750
Tyco International, Ltd.(b) (Switzerland)	2,035,434	74,761,491

		464,717,141
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
Dun & Bradstreet Corp.	271,800	20,151,252
Pitney Bowes, Inc.	3,072,350	65,686,843

		85,838,095

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 1.8%
FedEx Corp.	2,994,554	$256,034,367

		806,589,603
INFORMATION TECHNOLOGY: 15.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.	6,294,000	116,501,940
SOFTWARE & SERVICES: 5.9%
AOL, Inc.(a)	2,093,306	51,809,323
BMC Software, Inc.(a)	2,374,160	96,105,997
Cadence Design Systems, Inc.(a)	9,515,800	72,605,554
Computer Sciences Corp.	1,733,232	79,728,672
Compuware Corp.(a)	6,389,888	54,505,745
EBay, Inc.(a)	7,299,900	178,117,560
Electronic Arts, Inc.(a)	5,715,680	93,908,622
Symantec Corp.(a)	8,834,000	134,011,780
Synopsys, Inc.(a)	3,915,100	96,977,027

		857,770,280
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.1%
Hewlett-Packard Co.	11,323,512	476,380,150
Molex, Inc.	781,600	16,358,888
Molex, Inc., Class A	2,469,828	43,172,593
Motorola, Inc.(a)	35,043,700	298,922,761
Nokia Corp. ADR(b) (Finland)	6,640,260	66,601,808
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	6,072,200	66,612,034
Tyco Electronics, Ltd.(b) (Switzerland)	4,628,500	135,244,770
Xerox Corp.	19,745,150	204,362,303

		1,307,655,307

		2,281,927,527
MATERIALS: 1.8%
Cemex SAB de CV ADR(a),(b) (Mexico)	4,176,414	35,499,519
Domtar Corp.	487,491	31,482,169
Dow Chemical Co.	6,616,717	181,695,049
Vulcan Materials Co.	286,756	10,587,031

		259,263,768
TELECOMMUNICATION SERVICES: 2.4%
Sprint Nextel Corp.(a)	37,874,100	175,357,083
Vodafone Group PLC ADR(b) (United Kingdom)	7,156,698	177,557,677

		352,914,760

TOTAL COMMON STOCKS (Cost $10,473,581,282)		$10,507,790,399

FIXED INCOME SECURITIES: 25.3%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 1.9%
U.S. TREASURY: 0.5%
U.S. Treasury Note
1.25%, 11/30/10	$45,700,000	$45,778,558
0.875%, 2/28/11	20,360,000	20,417,252

		66,195,810
GOVERNMENT RELATED: 1.4%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	992,592	1,055,889
California Taxable General Obligation
5.45%, 4/1/15	14,510,000	15,630,172
7.50%, 4/1/34	28,825,000	31,361,024
5.65%, 4/1/39 (mandatory put 4/1/13)	4,960,000	5,332,248
7.55%, 4/1/39	43,350,000	47,143,559
7.30%, 10/1/39	17,000,000	17,993,650
7.625%, 3/1/40	5,500,000	6,049,340
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	19,000,000	21,548,280
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,003,005	1,087,548
Series 97-20F, 7.20%, 6/1/17	1,472,886	1,623,617
Series 97-20I, 6.90%, 9/1/17	1,796,157	1,978,549
Series 98-20D, 6.15%, 4/1/18	2,427,019	2,641,494
Series 98-20I, 6.00%, 9/1/18	1,488,040	1,627,318
Series 99-20F, 6.80%, 6/1/19	1,921,522	2,116,472
Series 00-20D, 7.47%, 4/1/20	5,326,590	5,885,693
Series 00-20E, 8.03%, 5/1/20	2,212,972	2,504,083
Series 00-20G, 7.39%, 7/1/20	3,206,227	3,574,634
Series 00-20I, 7.21%, 9/1/20	1,973,560	2,177,522
Series 01-20E, 6.34%, 5/1/21	6,544,232	7,156,011
Series 01-20G, 6.625%, 7/1/21	5,136,767	5,653,245
Series 03-20J, 4.92%, 10/1/23	13,969,863	15,093,184
Series 07-20F, 5.71%, 6/1/27	9,347,278	10,493,347

		209,726,879

		275,922,689
MORTGAGE-RELATED SECURITIES: 10.5%
FEDERAL AGENCY CMO & REMIC: 1.8%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.214%, 2/15/25	907,067	1,042,277
Trust 1995-2C 3A, 8.793%, 6/15/25	383,946	460,615
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	1,100,603	1,254,688
Trust 2002-33 A1, 7.00%, 6/25/32	3,444,095	3,930,573
Trust 2002-86, 6.00%, 8/25/32	12,134,148	12,904,116

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2005-W4 1A2, 6.50%, 8/25/35	$18,417,710	$20,771,724
Trust 2001-T7 A1, 7.50%, 2/25/41	3,246,846	3,600,955
Trust 2001-T4 A1, 7.50%, 7/25/41	2,973,739	3,501,577
Trust 2001-T8 A1, 7.50%, 7/25/41	3,624,799	4,132,271
Trust 2001-W3 A, 7.00%, 9/25/41	2,755,333	3,172,077
Trust 2001-T10 A2, 7.50%, 12/25/41	3,507,992	3,999,111
Trust 2002-W6 2A1, 6.889%, 6/25/42	3,222,163	3,666,141
Trust 2002-W8 A2, 7.00%, 6/25/42	3,801,167	4,414,105
Trust 2003-W2 1A1, 6.50%, 7/25/42	6,868,763	7,746,677
Trust 2003-W2 1A2, 7.00%, 7/25/42	2,861,175	3,322,539
Trust 2003-W4 4A, 7.50%, 10/25/42	4,074,041	4,714,002
Trust 2004-T1 1A2, 6.50%, 1/25/44	6,714,439	7,572,628
Trust 2004-W2 5A, 7.50%, 3/25/44	12,574,407	14,806,364
Trust 2004-W8 3A, 7.50%, 6/25/44	1,796,936	2,088,939
Trust 2009-11 MP, 7.00%, 3/25/49	58,160,773	64,123,753
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	2,233,700	2,360,391
Series 2430 UC, 6.00%, 9/15/16	824,156	827,646
Series 1078 GZ, 6.50%, 5/15/21	618,334	687,510
Series (GN) 16 PK, 7.00%, 8/25/23	7,278,823	8,025,236
Series T-48 1A4, 5.538%, 7/25/33	52,256,410	56,992,147
Series T-051 1A, 6.50%, 9/25/43	344,262	388,585
Series T-59 1A1, 6.50%, 10/25/43	20,826,409	23,507,809

		264,014,456
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.7%
Fannie Mae, 10 Year
6.00%, 1/1/12-4/1/12	3,357,018	3,494,747
Fannie Mae, 15 Year
6.00%, 7/1/16-3/1/22	37,837,900	40,982,234
6.50%, 1/1/13-11/1/18	56,180,838	60,475,706
7.00%, 7/1/11-11/1/18	4,131,721	4,465,511
7.50%, 9/1/15-8/1/17	20,316,264	22,056,255
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	14,127,931	15,455,373
Fannie Mae, 30 Year
5.50%, 5/1/33-8/1/37	232,352,857	249,718,123
6.00%, 9/1/36-1/1/39	269,737,835	292,768,891
6.50%, 12/1/28-11/1/37	175,195,302	193,063,547
7.00%, 4/1/37-8/1/37	54,556,538	60,829,183
Fannie Mae, Hybrid ARM
2.114%, 1/1/35	6,233,689	6,486,266
2.597%, 12/1/34	6,558,037	6,788,824
2.705%, 8/1/35	5,134,950	5,384,150
2.953%, 1/1/35	3,435,620	3,611,406
4.761%, 9/1/34	5,323,467	5,612,167
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	313,340	332,277
Pool 555162, 4.826%, 1/1/13	13,987,653	14,876,757
Pool 760762, 4.89%, 4/1/12	15,745,000	16,290,298
Pool 555316, 4.918%, 2/1/13	4,118,620	4,318,707
Pool 735387, 4.921%, 4/1/15	11,480,954	12,751,867
Pool 555148, 4.977%, 1/1/13	3,532,122	3,746,092

	PAR VALUE	VALUE
Pool 555806, 5.159%, 10/1/13	$2,242,001	$2,435,856
Pool 461628, 5.32%, 4/1/14	9,662,137	10,603,287
Pool 462086, 5.355%, 11/1/15	19,857,133	22,434,784
Pool 545316, 5.629%, 12/1/11	3,036,761	3,149,717
Pool 545685, 5.876%, 4/1/12	10,661,365	10,910,323
Pool 545387, 5.885%, 1/1/12	5,030,047	5,244,721
Pool 545258, 5.926%, 11/1/11	762,349	783,465
Freddie Mac, Hybrid ARM 2.836%, 5/1/34	8,078,888	8,496,733
Freddie Mac Gold, 15 Year
6.00%, 2/1/18	5,583,693	6,051,078
6.50%, 7/1/14-3/1/18	24,260,824	26,130,209
7.00%, 4/1/15	46,333	48,248
7.75%, 7/25/21	1,023,936	1,170,776
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	24,127,883	26,385,244
Freddie Mac Gold, 30 Year
6.50%, 9/1/18-4/1/33	32,188,663	36,132,836
7.00%, 11/1/37-9/1/38	53,578,219	59,654,425
7.47%, 3/17/23	235,160	264,714
8.50%, 1/1/23	4,753	5,272
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	2,690,183	3,046,132
7.97%, 4/15/20-1/15/21	1,470,865	1,671,914

		1,248,128,115
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	2,219,707	2,416,035

		1,514,558,606
CORPORATE: 12.9%
FINANCIALS: 5.5%
Ally Financial, Inc. 6.875%, 9/15/11	99,905,000	103,027,031
American International Group, Inc. 8.25%, 8/15/18	28,335,000	33,010,275
Bank of America Corp.
5.30%, 3/15/17	41,040,000	42,238,819
7.625%, 6/1/19	6,000,000	7,115,112
8.00%, 12/15/26©	16,960,000	17,468,800
6.625%, 5/23/36©	33,500,000	34,267,227
Barclays PLC(b) (United Kingdom) 5.125%, 1/8/20	40,985,000	44,311,015
Boston Properties, Inc.
5.625%, 4/15/15	28,825,000	32,159,908
5.00%, 6/1/15	2,825,000	3,094,384
Capital One Financial Corp. 6.75%, 9/15/17	44,585,000	53,586,489
CIGNA Corp.
8.50%, 5/1/19	7,330,000	9,459,534
7.65%, 3/1/23	9,525,000	11,841,909

PAGE 7 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
7.875%, 5/15/27	$12,675,000	$15,337,701
8.30%, 1/15/33	8,845,000	11,188,005
6.15%, 11/15/36	5,375,000	5,918,369
Citigroup, Inc.
4.75%, 5/19/15	10,045,000	10,568,274
6.125%, 11/21/17	58,380,000	63,771,335
General Electric Co. 5.50%, 1/8/20	32,095,000	35,108,977
Health Net, Inc. 6.375%, 6/1/17	18,250,000	18,067,500
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	18,955,000	21,103,436
6.50%, 9/15/37	8,940,000	10,025,584
JPMorgan Chase & Co.(c)
8.75%, 9/1/30	27,542,000	33,357,245
5.85%, 8/1/35	5,820,000	5,657,744
SLM Corp. 8.45%, 6/15/18	39,255,000	39,650,062
Travelers Cos., Inc. 6.25%, 6/20/16	9,515,000	11,282,430
Unum Group
6.85%, 11/15/15(d)	9,970,000	11,121,455
7.19%, 2/1/28	8,305,000	7,934,256
7.25%, 3/15/28	11,855,000	12,635,545
6.75%, 12/15/28	11,368,000	11,205,131
WellPoint, Inc. 5.25%, 1/15/16	39,085,000	43,834,023
Wells Fargo & Co. 6.00%, 11/15/17	30,195,000	34,512,372

		793,859,947
INDUSTRIALS: 5.8%
Boston Scientific Corp.
5.45%, 6/15/14	18,940,000	20,104,128
6.25%, 11/15/15	1,055,000	1,132,799
6.40%, 6/15/16	21,405,000	23,268,562
Comcast Corp.
5.85%, 11/15/15	25,895,000	30,009,301
5.90%, 3/15/16	3,110,000	3,592,470
6.30%, 11/15/17	5,865,000	6,920,166
Cox Communications, Inc.
5.45%, 12/15/14	36,920,000	41,764,642
5.50%, 10/1/15	4,705,000	5,294,814
5.875%, 12/1/16(d)	24,570,000	28,348,694
Dillard’s, Inc.
7.85%, 10/1/12	13,680,000	14,535,000
7.13%, 8/1/18	10,586,000	10,347,815
7.875%, 1/1/23	8,660,000	8,205,350
7.75%, 7/15/26	50,000	45,750
7.75%, 5/15/27	540,000	488,700
7.00%, 12/1/28	15,135,000	13,243,125

	PAR VALUE	VALUE
Dow Chemical Co.
8.55%, 5/15/19	$27,420,000	$34,622,960
7.375%, 11/1/29	17,755,000	20,482,860
9.40%, 5/15/39	11,890,000	16,830,105
Ford Motor Credit Co.(g)
7.375%, 2/1/11	87,450,000	89,069,836
5.625%, 9/15/15	21,000,000	21,594,699
HCA, Inc.
7.875%, 2/1/11	7,828,000	7,906,280
6.95%, 5/1/12	48,940,000	50,408,200
6.30%, 10/1/12	8,210,000	8,333,150
6.25%, 2/15/13	18,390,000	18,711,825
6.75%, 7/15/13	4,600,000	4,692,000
Lafarge SA(b) (France)
5.50%, 7/9/15(d)	4,600,000	4,833,634
6.50%, 7/15/16	32,945,000	35,554,508
Liberty Media Corp.
8.50%, 7/15/29	9,462,000	9,130,830
8.25%, 2/1/30	7,291,000	7,035,815
Macy’s, Inc.
7.45%, 10/15/16	11,410,000	12,693,625
6.65%, 7/15/24	12,600,000	12,820,500
6.90%, 4/1/29	5,235,000	5,300,438
6.90%, 1/15/32	54,699,000	54,152,010
6.70%, 7/15/34	8,190,000	8,241,188
Nordstrom, Inc. 6.25%, 1/15/18	5,510,000	6,433,239
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	22,475,000	29,569,054
Sprint Nextel Corp.
6.00%, 12/1/16	25,000,000	24,687,500
6.875%, 11/15/28	9,855,000	9,017,325
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	26,761,837
8.25%, 4/1/19	21,145,000	27,299,823
Time Warner, Inc.
7.625%, 4/15/31	39,450,000	48,911,688
7.70%, 5/1/32	13,055,000	16,313,789
Xerox Corp. 6.35%, 5/15/18	20,110,000	23,330,999

		842,041,033
TRANSPORTATION: 1.6%
Burlington Northern Santa Fe Corp.(g)
8.251%, 1/15/21	1,134,177	1,424,685
4.967%, 4/1/23	10,622,818	11,359,163
5.72%, 1/15/24	19,386,816	21,637,822
5.629%, 4/1/24	22,889,421	25,557,958
5.342%, 4/1/24	14,943,511	16,331,828
5.996%, 4/1/24	19,779,838	22,475,557

DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CSX Corp. 9.75%, 6/15/20	$5,231,000	$7,421,262
FedEx Corp.
7.375%, 1/15/14	8,795,000	10,361,636
8.00%, 1/15/19	6,965,000	9,042,652
6.72%, 7/15/23	14,252,896	16,192,534
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	10,485,253
Union Pacific Corp.
6.33%, 1/2/20	22,409,840	25,412,443
5.866%, 7/2/30	33,191,040	39,251,392
6.176%, 1/2/31	11,493,038	13,501,988

		230,456,173

		1,866,357,153

TOTAL FIXED INCOME SECURITIES (Cost $3,381,567,753)		$3,656,838,448

SHORT-TERM INVESTMENTS: 1.8%
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	43,581,407	43,581,407
REPURCHASE AGREEMENT: 1.5%
Fixed Income Clearing Corporation(f) 0.22%, 10/1/10, maturity value $210,652,287	210,651,000	210,651,000

TOTAL SHORT-TERM INVESTMENTS (Cost $254,232,407)		$254,232,407

TOTAL INVESTMENTS (Cost $14,109,381,442)	99.9%	$14,418,861,254
OTHER ASSETS LESS LIABILITIES	0.1%	10,638,131

NET ASSETS	100.0%	$14,429,499,385

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, all such securities in total represented $44,303,783 or 0.3% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Federal Home Loan Bank 0.00%-1.625%, 7/15/11-7/27/11. Total collateral value is $214,864,899.
(g)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note-short position	2,245	Dec 2010	$(282,975,234)	$(2,001,139)

PAGE 9 ▪ DODGE & COX BALANCED FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Treasury futures contracts are valued daily at the closing settlement price on the exchange. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2010:

Classification	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Securities
Common Stocks(a)	$10,507,790,399		$—	$—
Fixed Income Securities
U.S. Treasury	66,195,810		—	—
Government Related	—		209,726,879	—
Mortgage-related Securities	—		1,514,558,606	—
Corporate	—		1,866,357,153	—
Short-term Investments
Money Market Fund	43,581,407		—	—
Repurchase Agreement	—		210,651,000	—

Total Securities	$10,617,567,616		$3,801,293,638	$—

Other Financial Instruments
Futures Contracts	$(2,001,139	)(b)	$—	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(b)	Represents unrealized depreciation on futures contracts.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2010, the cost of investments for federal income tax purposes was $14,118,585,285. Net unrealized appreciation aggregated $300,275,969, of which $1,853,687,724 represented appreciated securities and $1,553,411,755 represented depreciated securities.

Other. For more information please see the Fund’s most recent Prospectus and Semi-Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX BALANCED FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our web site, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our web site. There you will find Fund characteristics, holdings, performance, commentary, and more.

We have been monitoring trends in the industry concerning e-delivery of regulatory documents and eco-friendly methods of communicating, with the goal of maintaining a low expense ratio for the Fund. With these concepts in mind, we have decided to cease production on the First and Third Quarter Shareholder Reports beginning in 2011.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

Key Characteristics of Dodge & Cox

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, a nine-member committee with an average tenure at Dodge & Cox of 25 years, and the Fixed Income Investment Policy Committee, a ten-member committee with average tenure of 16 years, manage the Balanced Fund.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three-to-five year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 11 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/10 IF QR       Printed on recycled paper

2010

Third Quarter Report

September 30, 2010

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 2.6% for the third quarter of 2010, compared to a total return of 2.5% for the Barclays Capital U.S. Aggregate Bond Index (BCAG). For the nine months ended September 30, 2010, the Fund had a total return of 7.0%, compared to 8.0% for the BCAG. At quarter end, the Fund had net assets of $22.4 billion with a cash position of 3.9%.

MARKET COMMENTARY

Falling interest rates and a resurgent Corporate sector propelled the bond market to another solid quarterly return. A weaker pace of recovery for the economy, combined with news of the Federal Reserve considering a resumption of its U.S. Treasury asset-purchase program (a form of so-called quantitative easing), sent longer-term Treasury yields to their lowest levels since early 2009. These yield declines (and associated price increases) drove a 2.7% return for the U.S. Treasury sector.1 At quarter end, 2-year U.S. Treasuries offered a scant 0.4% yield, while longer-dated 10-year U.S. notes yielded 2.5%. During the year ending September 30, the U.S. Treasury issued a record $2.3 trillion of debt. Given this heavy issuance, the Treasury sector became the bond market’s largest sector for the first time in over ten years.

Investment-grade corporate bonds enjoyed a strong 4.7% quarterly return. In a reversal from the second quarter, sentiment toward the Corporate sector turned positive amid falling default rates among corporate bond issuers, growing corporate earnings (also reflected in strong equity markets), improving credit profiles, and attractive valuations when compared to ultra-low Treasury yields. Despite extremely high cash balances, investment-grade companies responded to increased demand and low absolute yields by issuing approximately $250 billion in debt during the quarter.

Agency- and Government-Sponsored Enterprise (GSE)-guaranteed2 mortgage-backed securities (MBS) registered a more modest 0.6% quarterly return. Despite a quarter of fairly benign prepayment rates, MBS underperformed comparable short- and intermediate-duration alternatives as fears of a potential government-generated refinancing wave colored the market.

INVESTMENT STRATEGY

We have been committed to maintaining a diversified portfolio of fixed income investments in the Fund since its inception in 1989. In this way, the future performance of the Fund does not hinge on a single idea, investment thesis, or economic outcome. While this may dilute the positive impact of being right on any one security, sector, or investment theme, it significantly reduces the negative impact of being wrong. However, because opportunity often comes disguised as risk, a key challenge is to achieve adequate diversification of risk without simultaneously diversifying away the Fund’s ability to add return above that of its BCAG benchmark over the long term. To that end, we use our research process and deep, experienced investment team to unearth a multitude of investment opportunities with fundamentally different risk factors across a broad spectrum of the bond market. We then form an independent judgment of the likelihood and severity of potential risks, and measure them against the potential return opportunity.

The Fund is currently positioned with significant weightings in corporate bonds (47% of the Fund at quarter end) and GSE-guaranteed MBS (42%), and a smaller position in U.S. Government-related securities (6%) including U.S. Treasuries, Agency securities, and taxable municipal (primarily Build America) bonds. In the following paragraphs, we describe how diversification and our fundamental research efforts act in concert to mitigate sources of risk in the Fund, both across and within the major sectors of the bond market.

The key fundamental risk in corporate bond investing is the possibility of default by the issuer (also known as “credit risk”), as debt service and principal repayment are solely the obligation of the company. This risk is heavily influenced by many factors, including the company’s financial condition, its industry position, cash flow prospects and, of course, the future path of the economy. We address this risk through two primary avenues: diversification of holdings and issuer-level research. The Fund’s Corporate holdings are currently spread across 46 issuers (with an average position size of just over 1.0%) spanning over 20 industries as diverse as

PAGE 1 ▪ DODGE & COX INCOME FUND

Insurance and Metals & Mining. Investing with confidence across such a wide range of industries would not be possible without a deep and experienced credit research team. This team, working closely with our industry analysts who also conduct equity research on behalf of our firm’s equity Funds, researches individual issuers extensively, both from a fundamental and relative value standpoint. This in-depth, fundamental knowledge of each of the Fund’s corporate holdings is not only a key source of risk assessment, but also creates incremental return opportunities.

The Fund’s GSE-guaranteed MBS are exposed to a different set of risks than its corporate bonds. Given the current heavy support (“conservatorship,” including backstop liquidity and capital) of the U.S. government for Fannie Mae and Freddie Mac, and the direct pass-through to investors of principal and interest payments on the underlying mortgages, the true credit risk of MBS guaranteed by these loss-ridden organizations is quite low. A greater area of concern to the Fund is “prepayment risk” (essentially the uncertainty of the timing of cash flows), which can lower a security’s realized return due to the potentially adverse timing of borrower prepayments.

We manage the prepayment risk associated with the 42% of the Fund that is invested in GSE-guaranteed MBS through diversification and rigorous research. Strategically, we have a distinct bias toward GSE-guaranteed MBS bearing relatively high coupons (95% of the Fund’s MBS have coupons of 5.0% or greater, versus 63% for the MBS portion of the BCAG). However, the Fund’s MBS holdings are diversified by borrower type, geographic location, vintage, mortgage rate, and mortgage term. For example, we have invested a portion of the Fund’s MBS in securities where the remaining balances on the underlying loans are relatively low. The primary source of relative prepayment protection with these securities lies in the fact that the fixed costs of refinancing significantly reduce the economic benefit of refinancing for borrowers with lower loan balances. This phenomenon has become even more acute as the fixed costs associated with refinancing have risen in the current environment. Another portion of the Fund’s MBS is focused in securities whose underlying mortgage borrowers have relatively low credit scores and whose properties are in many cases worth less than the outstanding balance of their loans. For these borrowers, the current state of the mortgage market—stricter underwriting, reduced originator capacity, etc.—has made it very difficult to refinance efficiently.

The Fund’s third major segment, the Government-related sector, presents a different set of risk factors. For example, investors in taxable municipal securities—State of California General Obligation (GO) bonds are the Fund’s largest holding in this sector—face credit risk. However, the GO bonds are backed by a broader, more diverse revenue base than a corporate bond. The State of California General Fund and, ultimately, California taxpayers (both individuals and businesses), provide the funds that service this debt. Therefore, these revenues are linked to a different set of risk factors, including the priority of payments within the California General Fund, the State of California’s creditworthiness, California’s attractiveness as a place to live and work, and the future course of California’s diverse and resource-rich economy.

Above and beyond the risks inherent in a given sector or security, any bond portfolio faces interest rate risk—that is, the risk that rising interest rates (and corresponding lower prices) will reduce returns over a given period of time, or the risk that lower rates will lead to reinvestment of cashflows at unattractive yields (“reinvestment risk”). In the current environment, we are particularly concerned about the risk of rising rates. Current Treasury yields seem to incorporate prospects for an extended period of weak economic growth and low inflation, despite extremely accommodative monetary policy. We are somewhat more optimistic about the U.S. economy’s longer-term growth prospects, in light of supportive credit market conditions, significant monetary/fiscal stimulus, and generally strong corporate balance sheets. Against this backdrop, and with Treasury yields near all-time lows and sizable Treasury issuance on the way, we believe that real and nominal interest rates are more likely to rise, perhaps significantly, than fall over our extended investment horizon. Critically, the low yields available in today’s bond market (the BCAG yield is currently at an all-time low of 2.6%) leave a very small income cushion to offset the negative effects of rising interest rates. Therefore, we have continued to position

DODGE & COX INCOME FUND ▪ PAGE 2

the Fund defensively vis-à-vis interest rate risk, with a shorter duration3 than the BCAG.

We have achieved this positioning in two primary ways. First, we have focused two-thirds of the Fund’s holdings in securities with durations of five years or less. Second, we hold a short position in 10-year Treasury futures to further reduce (by 0.3 years) the Fund’s duration. While the Fund’s lower relative duration has been detrimental to relative returns thus far in 2010, we believe the positioning remains prudent.

IN CLOSING

A cornerstone of Dodge & Cox’s fixed income investment approach is risk mitigation through in-depth security level analysis, portfolio diversification, and price discipline. Our focus on fundamental research provides the necessary confidence to be long-term investors in certain segments of the bond market that may have greater perceived risks but may also offer higher return opportunities. In constructing a diversified Fund portfolio, we seek to ensure that there is not undue reliance on a single idea or investment theme. We have been practicing this time- and market-tested investment approach throughout the 21-year history of the Fund and the 80-year history of Dodge & Cox.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

October 25, 2010

[1]	Sector returns as calculated and reported by Barclays Capital.
[2]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[3]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

The Fund outperformed the BCAG by 0.1 percentage points during the quarter.

Key Contributors to Relative Results

▪	The Fund’s significant overweight to corporate bonds (46% versus 18% for the BCAG at the beginning of the quarter) benefited relative returns, given the strong performance of the sector as a whole.
▪	Several lower-rated Fund holdings (e.g., Ford Motor Credit, HCA, Macy’s, and Sprint) and finance holdings (e.g., AIG, Ally Financial, Bank of America, and SLM Corp.) produced strong returns.
▪	The Fund’s nominal yield advantage aided relative returns.

Key Detractors from Relative Results

▪	The Fund’s shorter relative duration hampered relative returns as interest rates declined.
▪	The Fund’s MBS sector overweight (42% versus 34% for the BCAG at the beginning of the quarter) detracted, given the underperformance of the sector as a whole.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INCOME FUND

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our web site, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our web site. There you will find Fund characteristics, holdings, performance, commentary, and more.

We have been monitoring trends in the industry concerning e-delivery of regulatory documents and eco-friendly methods of communicating, with the goal of maintaining a low expense ratio for the Fund. With these concepts in mind, we have decided to cease production on the First and Third Quarter Shareholder Reports beginning in 2011.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

Key Characteristics of Dodge & Cox

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 16 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three-to-five year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	8.84%	6.53%	6.88%	7.68%
Barclays Capital Aggregate Bond Index (BCAG)	8.17	6.20	6.41	7.23

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The Barclays Capital Aggregate Bond Index is a widely-recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Barclays Capital® is a trademark of Barclays PLC.

DODGE & COX INCOME FUND ▪ PAGE 4

FUND INFORMATION	September 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$13.37
Total Net Assets (billions)	$22.4
30-Day SEC Yield(a)	3.60%
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	14%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 16 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	576	8,249
Effective Maturity (years)(b)	6.6	6.6
Effective Duration (years)(c)	3.8	4.7

FIVE LARGEST CORPORATE ISSUERS(d)	Fund
Ford Motor Credit Co.	2.9%
Ally Financial, Inc.	2.8
Bank of America Corp.	2.7
HCA, Inc.	2.0
Macy’s, Inc.	2.0

CREDIT QUALITY(e)	Fund	BCAG
U.S. Government & Government Related(b)	45.2%	73.2%
Aaa	0.2	4.5
Aa	4.8	4.4
A	13.6	9.7
Baa	18.8	8.2
Ba	8.2	0.0
B	3.3	0.0
Caa	2.0	0.0
Ca	0.0	0.0
C	0.0	0.0
Cash Equivalents	3.9	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	BCAG
U.S. Treasury & Government Related(b)	6.3%	40.8%
Mortgage-Related Securities	42.4	32.5
Asset-Backed Securities/CMBS(f)	0.2	3.3
Corporate	47.2	18.7
Non-Corporate Yankee	0.0	4.7
Cash Equivalents	3.9	0.0

MATURITY DIVERSIFICATION	Fund	BCAG
0-1 Years to Maturity	9.2%	0.0%
1-5	50.8	59.2
5-10(b)	27.9	29.6
10-15	0.4	1.8
15-20	2.0	1.8
20-25	5.1	1.6
25 and Over	4.6	6.0

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 4.8% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.3 years lower.

(c)	Data presented includes the effect of Treasury futures contracts.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	CMBS refers to commercial mortgage-backed securities, which are a component of the BCAG but not currently held by the Fund.

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES: 96.1%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 6.3%
U.S. TREASURY: 1.2%
U.S. Treasury Note
1.25%, 11/30/10	$150,000,000	$150,257,850
0.875%, 1/31/11	60,200,000	60,338,761
0.875%, 5/31/11	75,290,000	75,619,394

		286,216,005
GOVERNMENT RELATED: 5.1%
California Taxable General Obligation
5.25%, 4/1/14	35,700,000	38,024,784
6.20%, 3/1/19	6,435,000	7,087,445
6.20%, 10/1/19	20,285,000	22,458,943
7.50%, 4/1/34	129,370,000	140,751,973
5.65%, 4/1/39 (mandatory put 4/1/13)	18,710,000	20,114,185
7.55%, 4/1/39	251,338,000	273,332,588
7.30%, 10/1/39	108,075,000	114,391,984
7.625%, 3/1/40	55,395,000	60,927,853
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	103,660,000	117,562,879
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	56,685	57,768
Series 92-20B, 8.10%, 2/1/12	86,767	89,469
Series 92-20C, 8.20%, 3/1/12	127,260	131,741
Series 92-20D, 8.20%, 4/1/12	46,902	47,717
Series 92-20G, 7.60%, 7/1/12	311,513	318,625
Series 92-20H, 7.40%, 8/1/12	176,083	181,517
Series 92-20I, 7.05%, 9/1/12	154,900	160,003
Series 92-20J, 7.00%, 10/1/12	322,511	328,374
Series 92-20K, 7.55%, 11/1/12	404,295	413,242
Series 92-20L, 7.45%, 12/1/12	153,392	157,357
Series 93-20B, 7.00%, 2/1/13	242,642	256,268
Series 93-20C, 6.50%, 3/1/13	929,134	959,837
Series 93-20D, 6.75%, 4/1/13	200,142	204,135
Series 93-20E, 6.55%, 5/1/13	1,208,250	1,236,434
Series 93-20F, 6.65%, 6/1/13	469,250	481,717
Series 93-20L, 6.30%, 12/1/13	673,681	692,467
Series 94-20A, 6.50%, 1/1/14	692,533	712,318
Series 94-20D, 7.70%, 4/1/14	214,679	219,552
Series 94-20E, 7.75%, 5/1/14	888,163	928,599
Series 94-20F, 7.60%, 6/1/14	429,929	443,463
Series 94-20G, 8.00%, 7/1/14	341,110	362,865
Series 94-20H, 7.95%, 8/1/14	239,330	249,487
Series 94-20I, 7.85%, 9/1/14	275,264	288,064
Series 94-20K, 8.65%, 11/1/14	322,298	330,612
Series 94-20L, 8.40%, 12/1/14	243,277	252,439
Series 95-20A, 8.50%, 1/1/15	87,505	91,407
Series 95-20C, 8.10%, 3/1/15	213,911	226,214
Series 97-20E, 7.30%, 5/1/17	567,611	620,900

	PAR VALUE	VALUE
Series 97-20H, 6.80%, 8/1/17	$36,308	$39,857
Series 97-20J, 6.55%, 10/1/17	872,919	950,930
Series 98-20B, 6.15%, 2/1/18	32,292	35,291
Series 98-20C, 6.35%, 3/1/18	3,318,048	3,641,344
Series 98-20H, 6.15%, 8/1/18	1,218,823	1,334,160
Series 98-20L, 5.80%, 12/1/18	930,783	1,007,222
Series 99-20C, 6.30%, 3/1/19	957,406	1,048,691
Series 99-20E, 6.30%, 5/1/19	22,311	24,598
Series 99-20G, 7.00%, 7/1/19	2,257,010	2,495,119
Series 99-20I, 7.30%, 9/1/19	624,429	694,481
Series 00-20G, 7.39%, 7/1/20	34,013	37,922
Series 01-20G, 6.625%, 7/1/21	6,194,100	6,816,888
Series 01-20L, 5.78%, 12/1/21	16,753,922	18,380,711
Series 02-20A, 6.14%, 1/1/22	112,597	125,033
Series 02-20L, 5.10%, 12/1/22	4,549,981	4,917,353
Series 04-20L, 4.87%, 12/1/24	5,235,920	5,762,738
Series 05-20B, 4.625%, 2/1/25	7,086,666	7,643,708
Series 05-20E, 4.84%, 5/1/25	14,408,684	15,648,830
Series 05-20G, 4.75%, 7/1/25	12,623,240	13,727,392
Series 05-20H, 5.11%, 8/1/25	153,731	168,380
Series 05-20I, 4.76%, 9/1/25	13,911,852	15,097,332
Series 06-20A, 5.21%, 1/1/26	15,160,504	16,545,419
Series 06-20B, 5.35%, 2/1/26	4,464,095	4,934,644
Series 06-20C, 5.57%, 3/1/26	21,517,256	24,043,360
Series 06-20G, 6.07%, 7/1/26	38,485,685	43,200,089
Series 06-20J, 5.37%, 10/1/26	13,365,866	14,835,627
Series 06-20L, 5.12%, 12/1/26	10,167,387	11,217,349
Series 07-20A, 5.32%, 1/1/27	20,322,963	22,566,632
Series 07-20C, 5.23%, 3/1/27	31,646,684	35,003,841
Series 07-20D, 5.32%, 4/1/27	33,911,468	37,703,201
Series 07-20G, 5.82%, 7/1/27	22,361,728	24,862,187

		1,139,605,554

		1,425,821,559
MORTGAGE-RELATED SECURITIES: 42.4%
FEDERAL AGENCY CMO & REMIC: 1.6%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	273,116	332,044
Trust 1997-2Z, 7.50%, 6/15/27	21,197,690	24,781,425
Trust 1998-1 1A, 8.196%, 3/15/28	676,426	788,459
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,585,222	1,755,632
Trust 1998-58 PC, 6.50%, 10/25/28	9,136,541	10,150,838
Trust 2001 T-5 A2, 7.00%, 2/19/30	84,600	95,492
Trust 2001-69 PQ, 6.00%, 12/25/31	12,542,349	13,814,175
Trust 2002-33 A1, 7.00%, 6/25/32	4,124,337	4,706,899
Trust 2008-24 GD, 6.50%, 3/25/37	19,154,067	21,105,102
Trust 2001-T3 A1, 7.50%, 11/25/40	155,181	174,052
Trust 2001-T7 A1, 7.50%, 2/25/41	46,384	51,442
Trust 2001-T4 A1, 7.50%, 7/25/41	3,433,848	4,043,356
Trust 2001-T10 A1, 7.00%, 12/25/41	5,475,698	6,358,654
Trust 2002-T12 A3, 7.50%, 5/25/42	83,713	95,223

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2002-90 A1, 6.50%, 6/25/42	$7,349,346	$8,288,685
Trust 2002-W6 2A1, 6.889%, 6/25/42	5,751,819	6,544,356
Trust 2002-W8 A2, 7.00%, 6/25/42	3,056,750	3,549,651
Trust 2003-W2 1A2, 7.00%, 7/25/42	18,495,540	21,477,946
Trust 2003-W4 3A, 7.00%, 10/25/42	5,704,516	6,567,324
Trust 2003-07 A1, 6.50%, 12/25/42	7,247,362	8,173,666
Trust 2003-W1 1A1, 6.50%, 12/25/42	11,703,361	13,199,196
Trust 2003-W1 2A, 7.399%, 12/25/42	5,388,235	6,344,647
Trust 2004-T1 1A2, 6.50%, 1/25/44	115,119	129,832
Trust 2004-W2 5A, 7.50%, 3/25/44	20,465,017	24,097,557
Trust 2004-W8 3A, 7.50%, 6/25/44	13,044,559	15,164,300
Trust 2005-W1 1A3, 7.00%, 10/25/44	13,239,526	15,374,399
Trust 2001-79 BA, 7.00%, 3/25/45	1,527,938	1,713,201
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,543,509	1,740,789
Trust 2006-W1 1A2, 7.00%, 12/25/45	10,624,899	12,338,164
Trust 2006-W1 1A3, 7.50%, 12/25/45	167,410	200,082
Trust 2006-W1 1A4, 8.00%, 12/25/45	12,294,944	14,615,615
Trust 2007-W10 1A, 6.162%, 8/25/47	62,147,735	67,682,767
Trust 2007-W10 2A, 6.159%, 8/25/47	16,842,312	18,342,330
Freddie Mac
Series 2632 NH, 3.50%, 6/15/13	89,171	89,762
Series 3312 AB, 6.50%, 6/15/32	18,200,401	19,633,861
Series T-48 1A, 6.704%, 7/25/33	5,320,188	6,161,443

		359,682,366
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 40.7%
Fannie Mae, 10 Year 6.00%, 11/1/16	7,757,173	8,488,891
Fannie Mae, 15 Year
5.50%, 4/1/16-12/1/24	1,322,345,738	1,427,303,815
6.00%, 7/1/16-3/1/23	573,490,363	621,428,512
6.50%, 11/1/12-12/1/19	80,135,085	86,761,963
7.00%, 12/1/11-11/1/17	123,217	132,482
7.50%, 11/1/14-8/1/17	6,997,492	7,588,724
8.00%, 2/1/13	2,348	2,460
Fannie Mae, 20 Year
6.00%, 2/1/28	32,766,710	35,358,980
6.50%, 4/1/19-10/1/24	32,123,835	35,127,153
Fannie Mae, 30 Year
5.50%, 2/1/33-8/1/37	1,004,724,652	1,080,124,597
6.00%, 11/1/28-9/1/39	2,050,703,855	2,222,763,539
6.50%, 12/1/32-12/1/38	824,191,194	902,056,772
7.00%, 4/1/32-12/1/37	660,652,061	736,653,899
8.00%, 11/1/11-1/1/12	31,617	32,750
Fannie Mae, Hybrid ARM
2.258%, 4/1/35	10,237,050	10,612,632
2.474%, 9/1/34	8,414,284	8,708,994
2.484%, 7/1/35	6,237,608	6,470,235
2.488%, 7/1/35	7,135,860	7,398,962
2.525%, 8/1/34	2,400,212	2,515,904
2.592%, 8/1/35	9,576,707	9,958,808
2.627%, 6/1/35	4,270,233	4,463,436
2.634%, 8/1/35	23,878,767	24,741,422

	PAR VALUE	VALUE
2.697%, 7/1/35	$6,063,039	$6,342,940
2.745%, 12/1/36	11,894,304	12,463,065
2.802%, 10/1/34	9,081,453	9,423,316
2.956%, 10/1/33	8,150,304	8,436,419
3.174%, 11/1/36	9,293,239	9,751,880
3.50%, 1/1/36	14,492,818	15,174,543
3.639%, 7/1/34	8,121,299	8,431,689
3.729%, 9/1/35	11,154,120	11,705,354
3.90%, 10/1/35	11,544,527	12,121,133
3.941%, 11/1/35	7,388,392	7,750,954
4.232%, 1/1/35	9,231,173	9,483,236
4.282%, 1/1/36	14,469,327	15,120,214
4.437%, 10/1/35	8,459,506	8,866,896
4.47%, 8/1/34	9,686,395	10,146,109
4.496%, 1/1/35	5,413,594	5,661,399
4.835%, 12/1/35	8,703,587	9,193,843
5.089%, 7/1/35	8,708,778	9,242,398
5.217%, 1/1/37	13,134,175	13,878,678
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	15,017,201
Pool 555162, 4.826%, 1/1/13	14,076,269	14,971,005
Pool 555191, 4.856%, 2/1/13	13,906,486	14,830,208
Pool 555317, 4.862%, 4/1/13	26,919	28,769
Pool 555806, 5.159%, 10/1/13	82,480	89,612
Pool 545892, 5.235%, 10/1/12	41,661,780	44,126,146
Pool 462084, 5.275%, 11/1/15	59,534	66,614
Pool 888559, 5.424%, 6/1/17	36,173,337	40,350,899
Pool 888381, 5.506%, 4/1/17	87,424	99,479
Pool 888015, 5.546%, 11/1/16	47,374,389	53,741,352
Pool 555172, 5.678%, 12/1/12	2,436,439	2,552,134
Pool 545987, 5.835%, 9/1/12	18,309,230	19,536,849
Pool 545685, 5.876%, 4/1/12	10,394,581	10,637,310
Pool 545210, 5.912%, 10/1/11	158,084	161,827
Pool 545258, 5.926%, 11/1/11	40,124	41,235
Pool 545708, 6.062%, 5/1/12	1,723,388	1,797,763
Pool 545547, 6.078%, 3/1/12	11,259,094	11,769,267
Pool 545527, 6.112%, 2/1/12	8,316,892	8,720,195
Pool 545209, 6.13%, 10/1/11	22,799,125	23,522,392
Pool 545059, 6.224%, 5/1/11	14,638,685	14,758,253
Pool 545179, 6.253%, 9/1/11	14,494,020	14,799,962
Pool 535621, 7.017%, 12/1/10	6,647	6,706
Freddie Mac, 30 Year 6.50%, 10/1/37	349,483	381,110
Freddie Mac, Hybrid ARM
2.50%, 4/1/35	3,767,471	3,908,100
2.844%, 1/1/35	8,088,708	8,487,247
2.849%, 8/1/35	6,686,436	7,001,045
2.86%, 3/1/35	4,815,081	5,062,271
3.016%, 8/1/34	4,499,496	4,749,745
3.072%, 8/1/35	8,947,383	9,406,326
3.084%, 9/1/33	28,669,834	30,071,683
3.137%, 4/1/36	15,632,546	16,437,513

PAGE 7 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
3.281%, 9/1/35	$15,481,210	$16,234,327
3.987%, 10/1/35	10,144,192	10,567,789
4.50%, 1/1/36	11,505,668	11,994,500
4.794%, 2/1/34	23,227,283	24,234,717
4.82%, 2/1/35	5,206,115	5,440,672
5.062%, 1/1/36	31,533,260	32,785,066
5.157%, 5/1/37	15,274,244	16,221,389
5.311%, 1/1/37	13,429,897	14,224,708
5.321%, 7/1/37	39,803,024	42,351,211
5.445%, 8/1/36	10,364,409	10,933,733
5.448%, 3/1/37	19,473,930	20,717,910
5.496%, 4/1/37	29,410,453	31,360,321
5.87%, 1/1/36	6,821,655	7,124,956
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	3,587,145	3,887,408
Freddie Mac Gold, 15 Year
5.50%, 10/1/16-12/1/24	83,210,025	90,152,258
6.00%, 8/1/16-11/1/23	178,509,546	193,617,414
6.50%, 2/1/11-9/1/18	27,490,249	29,685,229
7.00%, 12/1/11-3/1/12	65,873	66,558
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	36,219,131	38,982,844
6.00%, 7/1/25-12/1/27	193,587,885	209,302,683
6.50%, 7/1/21-10/1/26	20,223,152	22,128,046
Freddie Mac Gold, 30 Year
5.50%, 3/1/34-7/1/35	152,260,816	163,391,347
6.00%, 2/1/33-6/1/38	48,845,803	52,904,326
6.50%, 5/1/17-10/1/38	226,351,630	247,345,799
7.00%, 4/1/31-11/1/38	33,816,468	37,854,787
7.90%, 2/17/21	1,539,344	1,733,623
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,215,746	1,379,626
7.50%, 9/15/17-5/15/25	4,146,455	4,688,686
7.80%, 6/15/20-1/15/21	1,149,856	1,300,260
8.00%, 9/15/20	22,841	25,116

		9,141,656,523
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	8,831,025	8,982,566

		9,510,321,455
ASSET-BACKED SECURITIES: 0.2%
STUDENT LOAN: 0.2%
SLM Student Loan Trust
Series 2008-3 A1, 0.998%, 1/25/14	5,517,413	5,530,829
Series 2007-8 A1, 0.728%, 7/27/15	1,706,618	1,707,550
Series 2006-8 A2, 0.498%, 10/25/16	5,194,848	5,193,328
Series 2005-2 A4, 0.578%, 4/25/17	15,266,077	15,223,691
Series 2007-3 A2, 0.508%, 10/25/17	9,805,453	9,743,344

		37,398,742

	PAR VALUE	VALUE
CORPORATE: 47.2%
FINANCIALS: 19.3%
Ally Financial, Inc.
6.875%, 9/15/11	$529,408,000	$545,952,000
6.875%, 8/28/12	42,295,000	44,145,406
8.00%, 11/1/31	31,191,000	33,452,347
American International Group, Inc. 8.25%, 8/15/18	79,025,000	92,064,125
Bank of America Corp.
7.375%, 5/15/14	74,285,000	85,379,688
5.30%, 3/15/17	105,000,000	108,067,155
7.625%, 6/1/19	175,621,000	208,260,514
5.625%, 7/1/20	80,990,000	85,582,052
8.00%, 12/15/26(a)	15,070,000	15,522,100
5.625%, 3/8/35(a)	21,450,000	20,082,563
6.625%, 5/23/36(a)	75,395,000	77,121,718
Barclays PLC(c) (United Kingdom) 5.125%, 1/8/20	256,465,000	277,277,648
Boston Properties, Inc.
6.25%, 1/15/13	74,693,000	82,191,878
5.625%, 4/15/15	35,485,000	39,590,437
5.00%, 6/1/15	17,569,000	19,244,327
5.875%, 10/15/19	35,260,000	39,396,104
5.625%, 11/15/20	53,115,000	58,289,623
2.875%, 2/15/37	27,300,000	27,573,000
Capital One Financial Corp.
7.375%, 5/23/14	44,855,000	52,361,574
6.75%, 9/15/17	189,750,000	228,059,576
CIGNA Corp.
7.00%, 1/15/11	13,710,000	13,937,038
6.375%, 10/15/11	28,790,000	30,295,659
8.50%, 5/1/19	70,061,000	90,415,332
7.65%, 3/1/23	6,097,000	7,580,065
7.875%, 5/15/27	29,440,000	35,624,608
8.30%, 1/15/33	7,750,000	9,802,944
6.15%, 11/15/36	61,920,000	68,179,617
Citigroup, Inc.
4.75%, 5/19/15	41,700,000	43,872,278
6.125%, 11/21/17	168,248,000	183,785,535
2.076%, 5/15/18	167,970,000	161,055,515
7.875%, 10/30/40(a)	917,500	22,937,500
General Electric Co.
5.90%, 5/13/14	29,340,000	33,230,601
5.50%, 1/8/20	134,105,000	146,698,532
Health Net, Inc. 6.375%, 6/1/17	63,900,000	63,261,000
HSBC Holdings PLC(c) (United Kingdom)
9.30%, 6/1/21	100,000	129,277
6.50%, 5/2/36	73,940,000	82,320,655
6.50%, 9/15/37	91,616,000	102,740,931

DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
JPMorgan Chase & Co.
4.95%, 3/25/20	$46,340,000	$49,424,993
8.75%, 9/1/30(a)	41,773,000	50,592,993
5.875%, 3/15/35(a)	16,935,000	16,520,567
5.85%, 8/1/35(a)	22,090,000	21,474,153
6.80%, 10/1/37(a)	28,253,000	28,716,716
Liberty Mutual Group, Inc. 7.25%, 9/1/12(b)	18,215,000	19,494,403
SLM Corp.
8.45%, 6/15/18	145,954,000	147,422,881
8.00%, 3/25/20	86,445,000	85,781,794
Travelers Cos., Inc.
5.00%, 3/15/13	17,118,000	18,665,450
5.50%, 12/1/15	14,312,000	16,328,174
6.25%, 6/20/16	44,420,000	52,671,104
5.75%, 12/15/17	36,090,000	41,421,540
Unum Group
7.625%, 3/1/11	11,531,000	11,808,782
6.85%, 11/15/15(b)	21,180,000	23,626,121
7.19%, 2/1/28	11,640,000	11,120,379
7.25%, 3/15/28	25,730,000	27,424,089
6.75%, 12/15/28	8,027,000	7,911,997
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	8,157,762
5.00%, 12/15/14	15,750,000	17,500,565
5.25%, 1/15/16	138,808,000	155,673,866
5.875%, 6/15/17	16,511,000	19,028,828
7.00%, 2/15/19	70,928,000	86,369,735
Wells Fargo & Co.
2.236%, 5/1/13	34,575,000	35,580,476
6.00%, 11/15/17	80,000,000	91,438,640
5.625%, 12/11/17	15,000	17,085
5.75%, 2/1/18	36,285,000	41,349,660

		4,321,003,675
INDUSTRIALS: 24.7%
AT&T, Inc. 8.00%, 11/15/31	160,190,000	214,286,163
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	49,875,000	56,121,395
Boston Scientific Corp.
5.45%, 6/15/14	71,258,000	75,637,802
6.25%, 11/15/15	15,000,000	16,106,145
6.40%, 6/15/16	112,049,000	121,804,210
6.00%, 1/15/20	15,965,000	17,027,295
Comcast Corp.
5.30%, 1/15/14	14,680,000	16,403,872
5.85%, 11/15/15	25,085,000	29,070,605
5.90%, 3/15/16	41,965,000	48,475,240
6.50%, 1/15/17	42,070,000	50,046,346
6.30%, 11/15/17	16,445,000	19,403,603
5.875%, 2/15/18	58,260,000	67,221,087
6.45%, 3/15/37	3,120,000	3,465,927
6.95%, 8/15/37	10,674,000	12,516,226

	PAR VALUE	VALUE
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	$32,790,000	$38,987,933
Cox Communications, Inc.
5.45%, 12/15/14	67,154,000	75,965,948
5.50%, 10/1/15	50,000	56,268
5.875%, 12/1/16(b)	78,490,000	90,561,213
9.375%, 1/15/19(b)	140,264,000	189,855,039
8.375%, 3/1/39(b)	57,080,000	76,625,505
Dillard’s, Inc.
7.85%, 10/1/12	1,900,000	2,018,750
7.13%, 8/1/18	24,015,000	23,474,662
7.75%, 7/15/26	21,666,000	19,824,390
7.75%, 5/15/27	13,013,000	11,776,765
7.00%, 12/1/28	28,950,000	25,331,250
Dow Chemical Co.
8.55%, 5/15/19	162,636,000	205,358,851
7.375%, 11/1/29	49,084,000	56,625,217
9.40%, 5/15/39	44,190,000	62,550,238
Ford Motor Credit Co.(e)
7.375%, 2/1/11	219,898,000	223,971,171
7.25%, 10/25/11	268,175,000	281,511,343
7.80%, 6/1/12	525,000	558,346
5.625%, 9/15/15	152,050,000	156,355,904
General Electric Co. 5.00%, 2/1/13	31,739,000	34,466,777
HCA, Inc.
7.875%, 2/1/11	49,550,000	50,045,500
6.95%, 5/1/12	152,243,000	156,810,290
6.30%, 10/1/12	30,147,000	30,599,205
6.25%, 2/15/13	69,665,000	70,884,137
6.75%, 7/15/13	35,102,000	35,804,040
5.75%, 3/15/14	50,121,000	49,431,836
6.50%, 2/15/16	61,575,000	61,575,000
Hewlett-Packard Co. 6.125%, 3/1/14	116,875,000	135,062,971
Lafarge SA(c) (France)
5.50%, 7/9/15(b)	124,700,000	131,033,513
6.50%, 7/15/16	103,151,000	111,321,384
Liberty Media Corp.
8.50%, 7/15/29	12,099,000	11,675,535
8.25%, 2/1/30	29,472,000	28,440,480
Macy’s, Inc.
8.00%, 7/15/12	11,872,000	13,059,200
7.625%, 8/15/13	7,155,000	7,959,937
8.375%, 7/15/15	75,935,000	86,945,575
5.90%, 12/1/16	33,309,000	35,474,085
6.65%, 7/15/24	27,526,000	28,007,705
7.00%, 2/15/28	39,040,000	40,601,600
6.70%, 9/15/28	23,175,000	22,827,375
6.90%, 4/1/29	49,119,000	49,732,987
6.90%, 1/15/32	53,920,000	53,380,800
6.70%, 7/15/34	86,032,000	86,569,700
6.375%, 3/15/37	26,705,000	26,437,950

PAGE 9 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Nordstrom, Inc.
6.75%, 6/1/14	$44,300,000	$51,939,579
6.25%, 1/15/18	16,835,000	19,655,822
6.95%, 3/15/28	12,720,000	14,787,064
Pfizer, Inc.
5.50%, 2/1/14	110,940,000	125,900,148
5.50%, 2/15/16	55,525,000	64,961,585
5.45%, 4/1/17	63,508,000	73,980,469
6.20%, 3/15/19	36,008,000	44,335,030
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,300,000	7,365,242
8.625%, 1/15/19	112,845,000	148,463,621
Roche Holding AG(c) (Switzerland) 6.00%, 3/1/19(b)	18,040,000	21,854,811
Sprint Nextel Corp.
6.00%, 12/1/16	120,865,000	119,354,187
6.90%, 5/1/19	26,195,000	26,325,975
6.875%, 11/15/28	24,335,000	22,266,525
Time Warner Cable, Inc.
8.75%, 2/14/19	81,879,000	108,128,916
8.25%, 4/1/19	139,366,000	179,932,237
Time Warner, Inc.
7.625%, 4/15/31	188,643,000	233,887,137
7.70%, 5/1/32	161,698,000	202,061,055
Xerox Corp.
8.25%, 5/15/14	36,000,000	43,162,920
6.40%, 3/15/16	72,481,000	84,389,411
7.20%, 4/1/16	25,741,000	30,239,265
6.75%, 2/1/17	63,929,000	74,956,625
6.35%, 5/15/18	109,312,000	126,820,394
5.625%, 12/15/19	68,622,000	76,806,615

		5,548,716,924
TRANSPORTATION: 3.2%
Burlington Northern Santa Fe Corp.(e)
4.30%, 7/1/13	7,883,000	8,489,431
4.875%, 1/15/15	13,285,000	14,779,589
4.70%, 10/1/19	77,795,000	85,444,816
7.57%, 1/2/21	19,423,845	23,696,508
8.251%, 1/15/21	6,395,597	8,033,765
4.967%, 4/1/23	28,029	29,971
5.72%, 1/15/24	24,057,947	26,851,320
5.629%, 4/1/24	34,948,799	39,023,265
5.342%, 4/1/24	8,297,825	9,068,729
5.996%, 4/1/24	44,092,875	50,102,126
Consolidated Rail Corp. 6.76%, 5/25/15	90,876	98,543
CSX Corp.
8.375%, 10/15/14	46,067	54,985
9.75%, 6/15/20	10,272,000	14,572,969
6.251%, 1/15/23	20,384,917	23,648,807

	PAR VALUE	VALUE
FedEx Corp.
7.375%, 1/15/14	$22,740,000	$26,790,631
8.00%, 1/15/19	18,610,000	24,161,344
6.72%, 7/15/23	21,205,285	24,091,055
7.65%, 7/15/24	2,556,053	3,064,059
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	37,670,583
9.75%, 6/15/20	14,188,000	20,593,130
Union Pacific Corp.
5.375%, 5/1/14	22,886,000	25,724,848
4.875%, 1/15/15	10,764,000	11,955,758
6.85%, 1/2/19	6,172,035	7,057,492
7.875%, 1/15/19	13,425,000	17,535,534
6.70%, 2/23/19	6,502,994	7,589,971
7.60%, 1/2/20	1,444,657	1,772,232
6.125%, 2/15/20	47,890,000	57,551,712
6.061%, 1/17/23	14,930,576	16,637,699
4.698%, 1/2/24	5,413,467	5,630,006
5.082%, 1/2/29	10,278,425	11,160,376
5.866%, 7/2/30	56,318,223	66,601,367
6.176%, 1/2/31	40,360,418	47,415,305

		716,897,926

		10,586,618,525

TOTAL FIXED INCOME SECURITIES (Cost $20,052,657,676)		$21,560,160,281

DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2010

	PAR VALUE	VALUE

SHORT-TERM INVESTMENTS: 2.8%
COMMERCIAL PAPER: 0.2%
Reed Elsevier PLC(c) (United Kingdom)10/18/10(b)	50,000,000	49,991,736
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	67,377,873	67,377,873
REPURCHASE AGREEMENT: 2.3%
Fixed Income Clearing Corporation(d) 0.22%, 10/1/10, maturity value $515,057,148	515,054,000	515,054,000

TOTAL SHORT-TERM INVESTMENTS (Cost $632,423,609)		$632,423,609

TOTAL INVESTMENTS (Cost $20,685,081,285)	98.9%	$22,192,583,890
OTHER ASSETS LESS LIABILITIES	1.1%	254,047,869

NET ASSETS	100.0%	$22,446,631,759

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, all such securities in total represented $612,024,907 or 2.7% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)

Repurchase agreement is collateralized by Federal Farm Credit Bank 0.45%, 7/1/11; Federal Home Loan Bank 0.00%-0.50%, 6/30/11-7/15/11; and Freddie Mac 0.00%, 6/21/11. Total collateral value is $525,359,991.

(e)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Treasury Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note-short position	8,557	Dec 2010	$(1,078,583,109)	$(7,625,022)

PAGE 11 ▪ DODGE & COX INCOME FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Treasury futures contracts are valued daily at the closing settlement price on the exchange. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2010:

Classification	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$286,216,005		$—	$—
Government Related	—		1,139,605,554	—
Mortgage-related Securities	—		9,510,321,455	—
Asset-backed Securities	—		37,398,742	—
Corporate	—		10,586,618,525	—
Short-term Investments
Commercial Paper	—		49,991,736	—
Money Market Fund	67,377,873		—	—
Repurchase Agreement	—		515,054,000	—

Total	$353,593,878		$21,838,990,012	$—

Other Financial Instruments
Treasury Futures Contracts	$(7,625,022	)(a)	$—	$—

(a)	Represents unrealized depreciation on futures contracts.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2010, the cost of investments for federal income tax purposes was $20,685,081,894. Net unrealized appreciation aggregated $1,507,501,996, of which $1,519,379,370 represented appreciated securities and $11,877,374 represented depreciated securities.

Other. For more information please see the Fund’s most recent Prospectus and Semi-Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX INCOME FUND ▪ PAGE 12

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DODGE & COX INCOME FUND ▪ PAGE 14

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 15 ▪ DODGE & COX INCOME FUND